Dear Shareholder,

Whether you are a seasoned investment veteran or a new recruit, you probably feel like 1998 was the investing equivalent of military boot camp. We agree, and you have our congratulations. You have survived what may prove to be one of the most difficult investment periods you will ever experience!

    * After an erratic January, U.S. stocks surged in February through May, trailed off through much of June, then staged a dramatic climb to their mid-July peaks some 15% or more above their beginning levels. They then plummeted, especially in the month of August, more than erasing year-to-date gains. They struggled to hold their values through September, then recovered strongly beginning in early-October and through most of the rest of the year. By the end of December, in spite of these extreme gyrations, the average U.S. stock had provided a return in the mid-teens, exceeding the market's long-term average for the fourth consecutive year.

    * U.S. bonds traced a much less volatile and very favorable path through the first several months of the year, until mid-August. Suddenly, U.S. Treasury securities accelerated their price advance while corporate, mortgage-backed and municipal bonds moved in the opposite direction. By year end, Treasuries had backed off of their highs while other bonds generally maintained their prices, providing returns for most bonds at least somewhat in excess of their long-term norms.

    * International securities struggled to at best match their U.S. counterparts. Debt of companies and governments in "young" economies around the world weakened early in the year, worsened mid-year and, with Russia's default in mid-August, plummeted in price along with these countries' stock markets. Most showed only modest recovery to year end. At the other extreme, the investment markets in Western Europe moved more in line with the U.S. markets. As a result, investors experienced widely varied results among the various international markets.

This extremely divergent behavior of investment markets reflected the vastly different economic scenarios unfolding in the various regions. Since mid-1997, developing Asia was moving from economic boom fueled by huge capital inflows (which led to vast excesses of production capacity) to severe recession aggravated by rampant capital outflows as banks and other investors from around the globe sought safer investments. Russia, an oil export-dependent nation struggling to convert from a government-controlled to a free economy, was knocked to its knees by the recessionary and deflationary wave from Asia. And, further ripples from Asia were (and still are) eroding the foundations of other financially weak and commodity-dependent countries.

The economies of Western Europe and the United States, in contrast, were broad-based, conservatively financed and thriving before the Asia/Russia problems developed, and were only marginally impacted as these problems played out in 1998. As summarized above, however, their investment markets were still buffeted, not due to severe changes in their current economic fortunes, but by changes in investors' expectations, amplified by changes in their attitudes.

Throughout this period, U.S. investors have been struggling to discern the staying power of our healthy economy in the face of the economic erosion taking place elsewhere in the world. Their expectations through most of 1997 had been that we would survive the troubles virtually unscathed. As more facts became available, expectations were dampened, then revived, then were doused again. By August, with the distant problems still lingering and Russia's default actually impacting some U.S. financial institutions, investors were simply unable to back down their near-term expectations one more time while maintaining their basically positive longer-term outlook. Their expectations turned down sharply along with their attitudes. And, they became sellers of nearly everything except U.S. Treasury securities.

Then, of course, with encouragement from the Federal Reserve's unanticipated interest rate cut, attitudes perked up again in early October, sending both the stock and bond markets back to new highs for the year. With more Fed encouragement and generally favorable economic news between then and year end, both markets established new highs in October/November, and we closed the year only marginally off of those highs.

It is important to note that, through all the international turmoil, the U.S. economy has been impacted only marginally. Increasing negative influences seem reasonable to expect, however, but perhaps only in the form of modestly slower near term growth and dampened overall corporate profits. Some industries and companies, of course, will suffer more than others. Looking ahead to the first couple of years of the new millennium, the prospects for an actual economic downturn -- a recession -- are certainly higher than generally perceived at the beginning of last year, but are still widely considered to be less than 50/50. And, the nation's ability to grow longer-term, as it provides the products and services desired by its own citizens and people throughout the world, remains unquestioned.

As such, we believe strongly that long-term investors should not let the market turbulence and questionable near term economic prospects deter them from continuing with their investment programs. Even if a recession were probable, ultimate investment success is not dependent upon "taking cover" during every economic storm. Just as the patient investor "survived" this year's chaotic markets with quite attractive returns, longer-term investment success can be achieved by riding out the storms. In fact, exiting a long-term program when bad weather is forecast then re-entering it when the clouds have cleared will usually diminish long-term returns. Inevitably, investors are too late getting out and too late to come back in.

The following pages present summaries of the portfolio management principles and strategies that were employed in each of the Ultra Series Funds during 1998, as well as the current portfolio attributes that will impact the Funds' performance going forward. We encourage you to read these summaries to learn more about the nature of each fund and how it may react in various economic environments. The better you understand your investments, the easier it will be for you to "live with" them over time, and the more likely you will be to reach the financial goals you are pursuing with these investments.

And that is our ultimate goal -- YOUR financial success. We thank you for the opportunity to serve you in this pursuit.

Sincerely,

/s/L.R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

                         CAPITAL APPRECIATION STOCK FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to Several indices. Ten thousand invested on the inception date of January 3, 1994, would have the following value as of December 31, 1998.

     Capital Appreciation Stock Fund1 .................$26,631
     S&P 500 Stock Index ...............................29,377
     Lipper Average2 ...................................22,663
     Consumer Price Index ..............................11,248

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is January 3, 1994.

--------------------------------------------------------------------------------
              Average Annual Total Return Through December 31, 1998
--------------------------------------------------------------------------------
                                    One      Three     Five     Since Inception
                                    Year     Years     Years        of Fund
--------------------------------- -------- --------- --------- -----------------
Capital Appreciation Stock Fund3   20.90%   24.54%      N/A         21.64%
S&P 500 Stock Index                28.60%   28.23%      N/A         24.05%
Lipper Average2                    22.10%   20.55%      N/A         17.78%
Consumer Price Index                1.60%    2.27%      N/A          2.38%
--------------------------------- -------- --------- --------- -----------------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 5.7% in foreign investments, 2.0% in short-term investments, and 92.3% in common stocks.

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)

EMC Corporation.............. 4.2%    Cox Communications........ 2.5%
Dayton Hudson Corporation.... 4.0%    Owens-Illinois, Inc....... 2.4%
Airtouch Communications, Inc. 3.9%    Mutual Risk Management Ltd 2.4%
Safeway, Inc................. 3.4%    Citigroup Inc............. 2.3%
MediaOne Group Inc........... 3.4%    Wang Laboratories, Inc.... 2.3%

1 Capital Appreciation Stock Fund returns on the graph are from inception, January 3, 1994.

2 Lipper Performance Summary Average for Capital Appreciation Stock Funds represents the average annual total return of all the underlying Capital Appreciation Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Capital Appreciation Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1998 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long-term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: The U.S. stock market continued its unprecedented performance record with large capitalization indexes turning in a fourth consecutive year of 20%+ gains. However, market leadership was extremely narrow, more so than at any other time in history, with large cap growth stocks and internet-related issues dominating investment performance. In this difficult environment, the Capital Appreciation Stock Fund outperformed the small and middle capitalization segments of the equity market, though it lagged the large cap-dominated indexes such as the S&P 500. In addition, the Fund once again outperformed its average peer as represented by the Lipper Index of Capital Appreciation Mutual Funds:

   USF Capital Appreciation Stock Fund                                    20.9%

   Russell 2000 Index (Small capitalization stocks)                        -2.6%
   Standard & Poor's Mid Cap 400 Index (Middle capitalization stocks)      19.1%
   Russell Mid Cap Index (Middle capitalization stocks)                    10.1%
   Standard & Poor's 500 Index (Large capitalization stocks)               28.6%

   Lipper Index of Capital Appreciation Funds                              20.0%

Fund results in 1998 benefited from exceptionally strong performance in the consumer staples sector. Not only was this the Fund's most over-weighted sector relative to the S&P Midcap Index, our holdings in this sector appreciated over 39% during the year, compared to an 8.3% gain in the S&P Midcap's consumer staples sector. Safeway Inc., a supermarket operator, led the sector's out-performance with a gain of 93% for the year. In addition, our cable holdings continued to perform well with Cox Communications and MediaOne Group gaining 72% and 63%, respectively. The Fund also benefited from strong performance in the consumer cyclical and healthcare sectors. Stocks such as Dayton Hudson, TJX Companies, ALZA and Pharmacia & Upjohn were among the out-performers in those groups.

Fund results were negatively impacted by holdings in the finance sector. Poor performance of stocks such as Bankers Trust, Allstate and Citigroup caused our sector performance to lag that of the S&P Midcap finance sector. The capital goods sector also underperformed which had a negative impact on results.

The strongest performing sector in the market during 1998 was the technology sector, with the S&P Midcap technology sector gaining over 79% during the year. Your Fund's technology holdings appreciated an impressive 82.9%. This return was driven by a gain of over 200% for EMC Corp, the Fund's largest holding. Micron Technology and Texas Instruments were also exceptionally strong performers, gaining 95% and 91%, respectively. While our technology stocks turned in impressive performance, Fund results were negatively impacted by its slightly under-weighted position throughout the year in this strong performing sector.

At this time, we continue to find many attractive stocks in the consumer staples and healthcare sectors and remain over-weighted in those areas. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors. We have been taking profits in some of our cable holdings and as a result have been slightly reducing our exposure to the consumer staples sector, though we remain over-weighted. We expect to slightly increase our exposure to the technology sector, resulting in a weighting that is more in line with the S&P Midcap Index. Our most under-weighted sector remains the utilities sector, due to what we believe are lackluster prospects for the companies in that area.

The Capital Appreciation Stock Fund utilizes a "flex-cap" approach, investing in companies across the small, middle and large capitalization segments of the equity market. After the recent out-performance of larger-cap issues, we are finding more attractive opportunities in the middle capitalization tiers. We have begun to transition the Capital Appreciation Stock Fund away from many of its larger-cap issues into stocks which we believe offer greater upside potential. We expect that this will allow the Fund to continue to perform well for long-term investors. Even if the performance momentum of large-cap stocks continues awhile longer, the returns provided by the Capital Appreciation Stock Fund should be attractive, and the Fund should be positioned to outperform in the case of a significant market setback.

CIMCO Inc. Common Stock Management Team

                          GROWTH AND INCOME STOCK FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1988 would have the following value as of December 31, 1998.

     Growth and Income Stock Fund  ....................$47,409
     S&P 500 Stock Index ...............................57,828
     Lipper Average1 ...................................43,819
     Consumer Price Index ..............................13,614

--------------------------------------------------------------------------------
              Average Annual Total Return Through December 31, 1998
--------------------------------------------------------------------------------
                                     One        Three        Five        Ten
                                     Year       Years        Years       Years
--------------------------------- ---------- ----------- ----------- -----------
Growth and Income Stock Fund2       17.92%      23.66%      20.37%      16.84%
S&P 500 Stock Index                 28.60%      28.23%      24.05%      19.18%
Lipper Average1                     16.53%      21.03%      18.26%      15.92%
Consumer Price Index                 1.60%       2.27%       2.38%       3.13%
--------------------------------- ---------- ----------- ----------- -----------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 3.2% in foreign stocks, 2.8% in short-term investments, and 94.0% in common stocks.

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)

Int'l Business Machines Corp... 3.1%    Bristol-Myers Squibb Co......... 2.7%
MediaOne Group Inc............. 3.1%    Banc One Corporation............ 2.5%
American Home Products Corp.... 3.0%    Wal-Mart Stores, Inc............ 2.5%
Kimberly-Clark Corporation..... 3.0%    BankAmerica Corporation......... 2.4%
EMC Corporation................ 2.9%    Texas Instruments Incorporated.. 2.3%

1 The Lipper Performance Summary Average for Growth and Income Stock Funds represents the average annual total return of all the underlying Growth and Income Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Growth and Income Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1998 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long-term records of performance.

Management's Discussion: The market of 1998 can be described in one word: "WOW"! Unfortunately not all investors can say it with the same degree of gratification. After watching stocks provide strong gains by summer, they "took them all back" by early October, and then rebounded sharply from their October lows to close with an unprecedented fourth consecutive year of 20%+ returns. However, these returns mask the realities of the broader investment environment. The market narrowness discussed in past reports not only continued, but increased. As illustrated below, the different segments of the market produced dramatically different results, not only between the large and small capitalization stocks, but also within the large capitalization segment. The 50 largest of the S&P 500 companies returned 37.5% on a capitalization-weighted basis while the bottom 450 returned 16.7%. On an equal-weighted basis, the top 50 returned 38.9% while the bottom 450 returned 10.2%. The Growth and Income Stock Fund returned 17.9% during the year, significantly outperforming the average peer fund as represented by the Lipper Mutual Fund Index of Growth and Income Funds.

   USF Growth and Income Stock Fund                                       17.9%

   Russell 2000 Index (Small capitalization stocks)                       -2.6%
   Standard & Poor's 400 Index (Middle capitalization stocks)             19.1%
   Russell 1000 Index (Large capitalization stocks)                       27.1%
   Standard & Poor's 500 Index (Large capitalization stocks)              28.6%

   Lipper Mutual Fund Index of Growth and Income Funds                    13.6%

Market performance during the period was driven by out-performance in the healthcare, technology and communications services sectors. In the Growth and Income Stock Fund, the communications services and consumer cyclical sectors outperformed both the overall index and their respective industry groups. The healthcare and technology sectors did well relative to the overall index, but trailed their respective groups in the index. The basic materials, energy and finance sectors had a negative impact on fund performance. Noteworthy contributors to the Fund's good returns during the period included EMC, Wal-Mart, Texas Instruments, IBM, Airtouch Communications, CVS and MediaOne Group.

The Fund enters the new year with a modestly over-weighted position in the energy sector and under-weighted positions in the capital goods and communications services sectors. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

The strength of the bull market in the face of the Asian and now Brazilian crises has surprised most investors. While there are solid fundamentals that are favorable for the long-term investor, it is important to recognize what is driving these returns. As stated above, the returns have been concentrated in a small number of industry-leading stocks that carry high P/E ratios (high prices of the stocks relative to their earnings per share). This "narrowness" of market returns is further widening the valuation gap between these stocks and the rest of the market.

Several reasons can be offered to explain the significant out-performance of the large capitalization stocks. Since the indexes are capitalization weighted, the growth in index funds results in increased demand for the large cap stocks. Also the strong returns in the U.S. economy have attracted significant foreign capital to our largest, most liquid companies. In addition, many mutual funds have grown so large during this bull market that they need the liquidity of the large stocks. The rate cuts initiated by the Federal Reserve last September provided not only investor liquidity but also confidence that the economic growth would continue.

With this key segment of the market at these high valuation levels, the likelihood of increased market volatility or a short-term correction is high. However, the solid foundation of strong economic fundamentals remains intact, and should continue to offer support to long-term investors who maintain their investment accumulation discipline and do not try to time the market. It is important to remember that occasional corrections are a normal phase of bull markets, and while unnerving in the short term, have a relatively small impact on long-term investment results.

CIMCO Inc. Common Stock Portfolio Management Team

                                  BALANCED FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand invested on January 1, 1988 would have the following value as of December 31, 1998.

     Balanced Fund ....................................$32,715
     S&P 500 Stock Index................................57,828
     Synthetic Index1 ..................................33,771
     Lipper Average2 ...................................30,617
     Lehman Brothers Intermediate Government/
       Corporate Bond Index.............................22,636
     90 Day Treasury Bill...............................16,966
     Consumer Price Index ..............................13,614

--------------------------------------------------------------------------------
              Average Annual Total Return Through December 31, 1998
--------------------------------------------------------------------------------
                                     One        Three        Five        Ten
                                     Year       Years        Years       Years
--------------------------------- ---------- ----------- ----------- -----------
Balanced Fund3                      13.40%      13.66%      12.31%      11.84%
S&P 500 Stock Index                 28.60%      28.23%      24.05%      19.18%
Synthetic Index1                    17.26%      16.09%      14.17%      12.94%
Lipper Average2                     14.85%      15.45%      13.40%      12.58%
Lehman Brothers Intermediate
    Govt./Corporate Bond Index       8.42%       6.77%       6.60%       8.51%
90 Day Treasury Bill                 4.98%       5.15%       5.09%       5.43%
Consumer Price Index                 1.60%       2.27%       2.38%       3.13%
--------------------------------- ---------- ----------- ----------- -----------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 1.7% Non-U.S. corporate bonds, 0.6% Non-U.S. government & agency bonds, 1.5% short-term investments, 25.9% U.S. corporate bonds, 12.8% U.S. goverment & agency bonds, 1.8 foreign common stocks, and 55.7% common stocks.

1 The Synthetic Index represents the average annual total returns of a portfolio which was annually readjusted to 45% Standard and Poor's 500, 40% Lehman Intermediate Government/Corporate Index, and 15% 90-Day Treasury Bills.

2 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Balanced Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1998 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund and money market instruments of the type owned in the Money Market Fund.

Management's Discussion: The U.S. stock market continued its unprecedented performance record with large capitalization indexes turning in a fourth consecutive year of 20%+ gains. However, market leadership was extremely narrow, more so than at any other time in history. Large-cap growth stocks and internet-related issues dominated investment performance while other stocks provided returns at more modest levels, but still generally above the historical average for all but the smallest capitalization tiers of U.S. stocks.

At the same time, the U.S. bond market was experiencing similar extremes of performance. U.S. Treasury securities were providing the strongest returns while most other areas of the bond market struggled to reach returns at or even somewhat below their long-term average return levels.

In this difficult environment, the Balanced Fund performed generally in line with equal-weighted representative markets, but lagged the capitalization-weighted indexes that emphasize the returns of the largest capitalization stocks. Due to the Fund's smaller and more conservative exposure to stocks relative to the average balanced fund, it modestly under-performed its average peer as represented by the Lipper Index of Balanced Mutual Funds:

   USF Balanced Fund                                                      13.4%

   Synthetic Index* (With capitalization-weighted S&P 500)                17.3%
   Synthetic Index* (With equal-weighted S&P 500)                         10.5%

   Lipper Index of Balanced Funds                                         15.1%

     * 45% Standard & Poor's 500, 40% Lehman Intermediate Government/Corporate Index and 15% 90-day U.S. Treasury Bills.

Management's discussions of the Bond, Growth and Income Stock and Capital Appreciation Stock Funds elsewhere in this report provide descriptions of the various portfolio management activities which were employed for these funds as well as in the Balanced Fund, explaining the major sources of positive and negative variances in Fund performance relative to the indexes.

Diversified investing always makes good sense. It becomes even more important in periods of extreme market volatility because it cushions the impact on investors of swings in any one market segment or category of investments. This makes it far easier for most investors, professionals and amateurs alike, to "keep their heads" during periods of great turmoil and maintain their long-term investment focus. Along with the near-term concerns commonly cited about today's stock market valuation levels and the world economic situation, there are many very favorable near-term aspects to our economy and markets, and many more longer-term positives. We expect continued market shocks as the world economy works through these near-term concerns, but we also expect the generally upward advance in stock prices and the favorable bond performance to survive these shocks and provide attractive returns for diligent, disciplined long-term investors. The diversified approach pursued by the Ultra Series Balanced Fund should continue to provide a solid core for many such long-term investors' portfolios.

CIMCO Inc. Balanced Portfolio Management Team

                                    BOND FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indices. Ten thousand invested on January 1, 1988, would have the following value as of December 31, 1998.

     Bond Fund  .......................................$21,125
     Lehman Brothers Intermediate
          Government/Corporate Bond Index...............22,636
     Lipper Average1 ...................................19,267
     Consumer Price Index ..............................13,614

--------------------------------------------------------------------------------
              Average Annual Total Return Through December 31, 1998
--------------------------------------------------------------------------------
                                     One        Three        Five        Ten
                                     Year       Years        Years       Years
--------------------------------- ---------- ----------- ----------- -----------
Bond Fund2                           6.18%      5.48%        5.77%       7.77%
Lehman Brothers Intermediate
    Govt./Corporate Bond Index       8.42%      6.77%        6.60%       8.51%
Lipper Average1                      6.11%      5.48%        5.48%       6.78%
Consumer Price Index                 1.60%      2.27%        2.38%       3.13%
--------------------------------- ---------- ----------- ----------- -----------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 3.1% Non-U.S. corporate bonds, 1.2% Non-U.S. government & agency bonds, 3.4% short-term investments, 32.3% U.S. government & agency bonds, and 60.0% U.S. corporate bonds.

1 The Lipper Performance Summary average for Short/Intermediate Investment Grade Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Bond Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1998 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed income securities. The fund emphasizes short to intermediate-term, investment grade bonds.

Management's Discussion: Bond market returns in 1998 reflected heightened volatility in the world financial markets. Recall that interest rates traded in a narrow range in the first half of the year. However, Treasury yields fell and bond prices rose dramatically over the summer months reflecting a flight to quality as economic uncertainty in the Asian markets and the collapse in Russia sparked a worldwide contagion that unnerved investors.

Interestingly, while U.S. Treasury bonds did well, most other sectors in the fixed income markets experienced little if any price appreciation. Indeed, emerging market debt and even high yield corporate bonds actually posted significant price declines in 1998. The fact is that, for a time last year, some financial markets literally "seized up" with little trading taking place as liquidity practically evaporated. Perhaps the assurances by the Federal Reserve via three timely interest rate cuts during the fall averted a real calamity.

Despite the global turmoil, the U.S. economy enjoyed another year of strong growth in 1998 with real GDP growing at approximately 4%. Low unemployment, steady interest rates, and a resilient stock market contributed to strong consumer spending. Yet, inflation remained low owing to weak commodity prices, global competition, and improving productivity. The Federal government budget is in surplus and is expected to be so as far as the eye can see! Life just doesn't get any better than this!

As we look to 1999, we see a "soft landing" as the most likely scenario with growth moderating to 2-3%. A mounting trade deficit saps economic growth and the rest of the world is experiencing a slowdown. We believe a return to normalcy in the stock market and a resumption of consumer savings may also contribute to a less ebullient economic landscape. For bonds, we expect a year of "clipping your coupon" with little price appreciation. We do believe, however, that there is excellent value in the non-Treasury sectors of the market.

The table below depicts 1998 performance of the Fund, a few sectors of the fixed income markets and the average Short/Intermediate Investment Grade Bond Mutual Fund as reported by Lipper Analytical Services.

   USF Bond Fund                                                           6.2%

   Lehman Intermediate Govt/Corp Bond Index                                8.4%
   Lehman Long Treasury Bond Index                                        14.2%
   Lehman High Yield Corporate Bond Index                                  1.8%

   Lipper Short/Intermediate Funds                                         6.1%

The Fund's 6.2% total return compares favorably to the 6.1% return posted by the average mutual fund with a similar objective. The Fund's return lagged that of the Lehman Intermediate Government/Corporate index for a number of reasons.

The Fund incurs transaction costs and management fees (approximately 0.55% annually), while market indices are not actually investment funds and incur no expenses or transactions costs. More importantly, the benchmark had a concentration of almost 2/3 Treasury and Agency securities, which were the best performing sectors of the bond market last year. We have maintained a less than 1/3 weight here preferring higher yielding alternatives. While that strategy under-performed the benchmark this year, we are convinced that over longer periods of time, a concentration in "spread product" (corporate and mortgage-backed securities) will provide superior results.

The Fund's 77 holdings are well diversified across the major sectors of the fixed income markets, with 50% of assets in corporate securities, 29% in mortgage-backed bonds, 14% in Treasuries and Agencies, and 7% in other securities. The portfolio of bonds currently has an average quality rating of AA-, a five-year effective maturity and provides a 6.0% yield before expenses. Going forward we may reduce our corporate holdings in favor of mortgage-backed securities. We like the high quality, generous yield spreads, and diversification benefits of that asset class.

We continue to believe that the Fund serves as an important "anchor in the wind" when viewed in the context of a diversified portfolio of financial assets. We expect that our conservative investment approach will provide competitive returns and moderate price volatility in the year ahead. We thank you for the opportunity to manage your money and promise our very best.

CIMCO Inc. Bond Portfolio Management Team

                               TREASURY 2000 FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Treasury 2000 Fund compared to several indices. Ten thousand dollars invested on January 1, 1988 would have the following value as of December 31, 1998.

     Treasury 2000 Fund1 ..............................$25,818
     Lipper Average2 ...................................26,982
     Lehman Brothers Intermediate Treasury Bond Index...22,241
     Consumer Price Index ..............................13,614

--------------------------------------------------------------------------------
              Average Annual Total Return Through December 31, 1998
--------------------------------------------------------------------------------
                                     One        Three        Five        Ten
                                     Year       Years        Years       Years
--------------------------------- ---------- ----------- ----------- -----------
Treasury 2000 Fund3                  7.52%      5.47%        5.68%       9.95%
Lipper Average2                     10.43%      7.01%        7.80%      10.44%
Lehman Brothers Intermediate
    Treasury Bond Index              8.62%      6.22%        6.13%       8.32%
Consumer Price Index                 1.60%      2.27%        2.38%       3.13%
--------------------------------- ---------- ----------- ----------- -----------

1    Treasury 2000 Fund returns on the graph are from inception, July 28, 1988.

2 The Lipper Performance Summary Average for Target Maturity Funds represents the average annual total return of all the underlying Target Maturity Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Treasury 2000 Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 1998 Performance
                               Treasury 2000 Fund

Investment Objective: Seeks safety of capital and a relatively predictable payout upon portfolio maturity, primarily by investing in Stripped Treasury Securities.

Management's Discussion: The year 1998 provided exceptional returns for investors in the "top tiers" of U.S. stocks and bonds. The nation's largest, fast-growing companies' stocks led the U.S. stock market through most of the year, and U.S. Treasury securities led the bond market, providing higher total returns than most other major investment categories. The Treasury 2000 Fund's investment approach of staying invested exclusively in U.S. Treasury Strips or similar zero coupon securities with a maturity date of November 15, 2000, allowed the Fund to advance generally in line with the short maturity, high quality end of the bond market and with similar mutual funds:

   USF Treasury 2000 Fund                                                  7.5%

   Lehman Intermediate Treasury Bond Index                                 8.6%

   Lipper Intermediate U.S. Government Mutual Funds Index                  8.2%

The difference between the Fund's return and that of the Lehman index was attributable to the nearer-term maturity date of the Fund's investments relative to the approximately three year average duration of the bonds in the index, and to the approximately .46% return reduction caused by the expenses of operating the Fund. Market indexes are not actual investment alternatives and bear no operating expenses.

The Lipper Intermediate U.S. Government Index Fund's return differed from that of the Ultra Series Treasury 2000 Fund due to the Fund's shorter term to maturity, and because the Lipper Index represents funds that invest not only in U.S. Treasury securities, but also securities issued by U.S. government agencies, many of which are not backed by the full faith and credit of the U.S. Treasury, but all of which are still of very high quality.

Between now and the November 15, 2000 maturity date, the Fund's returns will modestly reflect changes in market interest rates, but will be impacted primarily by the appreciation of the Fund's investment securities to their face value at maturity. A fund share purchased on December 31, 1998, and held to the November 15, 2000 maturity date of the Fund would provide a yield to maturity of 5.22%.

Because this Fund is now very close to its scheduled maturity date, many of the Fund's original investors have probably realized most of the benefits originally sought with this investment. In most cases, another of the Ultra Series Funds may serve the investors' ongoing investment needs as well as or better than the Treasury 2000 Fund. For instance, investors seeking price stability and money market-type returns would be well served with the Money Market Fund. Investors seeking somewhat higher returns and able to bear some variability in the market values of their investment might be better served with the Bond Fund. Therefore, we anticipate closing the Treasury 2000 Fund to new investors sometime during 1999, and may liquidate the Fund pursuant to the terms described in the prospectus on or soon after November 15, 1999. If that action is pursued, all Treasury 2000 investors will be notified well in advance, and for any investors who do not instruct us how to invest the proceeds of their Treasury 2000 Fund, we will automatically transfer their Treasury 2000 balances to the Ultra Series Money Market Fund. We encourage you to discuss these alternatives with your representative or call the CUNA Mutual Life Insurance Company offices at 1-800-798-5500.

CIMCO Inc. Bond Portfolio Management Team

                                                         ULTRA SERIES FUND
                                                 Statements of Assets and Liabilities
                                                           December 31, 1998

                                                Capital      Growth and                                       Money        Treasury
                                             Appreciation   Income Stock     Balanced          Bond          Market          2000
Assets:                                       Stock Fund        Fund           Fund            Fund           Fund           Fund
Investments in securities, at value,
   (note 2) - see accompanying schedule
   (cost $487,393,428)                    $627,766,335   $         --    $         --   $         --    $        --      $       --
   (cost $635,624,559)                              --    832,751,106              --             --             --              --
   (cost $368,051,167)                              --             --     447,739,098             --             --              --
   (cost $224,862,908)                              --             --              --    225,198,714             --              --
   (cost $56,438,569)                               --             --              --             --     56,438,569              --
   (cost $1,616,561)                                --             --              --             --             --       1,837,294
  Receivable for investment securities      11,418,257     27,938,953              --             --             --              --
      sold
  Accrued interest receivable                   75,548         67,218       2,168,930      3,189,911          6,147              --
  Accrued dividends receivable                 498,350      1,373,705         349,170             --             --              --
                                           -----------    -----------     -----------    -----------     ----------       ---------
    Total assets                           639,758,490    862,130,982     450,257,198    228,388,625     56,444,716       1,837,294
                                           -----------    -----------     -----------    -----------     ----------       ---------

Liabilities:

  Payable for investment securities
     purchased                               8,975,851     28,538,208              --             --             --              --
  Dividends payable                                 --             --              --             --          7,291              --
  Accrued management fees                      403,344        410,123         259,950        105,350         20,236              --
  Accrued other expenses                         6,229          9,029           4,906          2,125            701           1,390
                                           -----------    -----------     -----------    -----------     ----------       ---------
    Total liabilities                        9,385,424     28,957,360         264,856        107,475         28,228           1,390
                                           -----------    -----------     -----------    -----------     ----------       ---------
Net assets applicable to outstanding
capital stock                             $630,373,066   $833,173,622    $449,992,342   $228,281,150    $56,416,488      $1,835,904
                                           ===========    ===========     ===========    ===========     ==========       =========
Represented by:

  Capital stock, par value $.01               $284,121       $272,644        $240,187       $215,987       $564,165          $1,849
  Additional paid-in capital               489,343,817    632,012,293     372,513,172    227,655,831     55,852,323       1,613,322
  Undistributed net investment income               --             --          27,494         70,041             --              --
  Accumulated net realized gain (loss)
   on investments                              372,221      3,762,138     (2,476,442)          3,485             --              --
  Unrealized appreciation (depreciation)
   on investments                          140,372,907    197,126,547      79,687,931        335,806             --         220,733
                                           -----------    -----------     -----------    -----------     ----------      ----------

Total net assets - representing net assets
applicable to outstanding capital stock   $630,373,066   $833,173,622    $449,992,342   $228,281,150    $56,416,488      $1,835,904
                                           ===========    ===========     ===========    ===========     ==========      ==========
Number of Class Z Shares issued and
outstanding (note 5)                        28,412,098     27,264,375      24,018,663     21,598,720     56,416,488         184,870
                                           ===========    ===========     ===========    ===========     ==========      ==========
Net asset value per share of outstanding
capital stock (note 2)                          $22.19         $30.56          $18.74         $10.57          $1.00           $9.93
                                           ===========    ===========     ===========    ===========     ==========      ==========

See accompanying notes to financial statements.

                                                    CAPITAL APPRECIATION STOCK FUND
                                                       Investments in Securities
                                                           December 31, 1998

CAPITAL APPRECIATION STOCK                    % Net             Quality           Annualized
FUND INVESTMENTS:                            Assets             Rating*              Yield              Shares             Value
Short-Term Investments:

Investment Company:                           1.6%
  State Street Prime Money Market                                                    5.190            9,902,375         $9,902,375
                                                                                                                         ---------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $9,902,375
                                                                                                                         ---------

                                             % Net
Long-Term Investments:                       Assets                                                     Shares              Value

Common Stocks:                               98.0%

Foreign Issues:                               5.7%
  Elan Corp PLC - ADR***                                                                                118,100         $8,215,331
  Glaxo Wellcome PLC - ADR                                                                               49,300          3,426,350
  Mutual Risk Management Ltd.                                                                           386,464         15,120,404
  Telefonos de Mexico SP ADR - Cl L                                                                     191,000          9,299,313
                                                                                                                        ----------
     TOTAL FOREIGN ISSUES
     (COST: $23,888,051)                                                                                               $36,061,398
                                                                                                                        ----------
Domestic Issues:

Building Materials:                           2.6%
  Raychem Corporation                                                                                   240,500         $7,771,156
  The Sherwin-Williams Company***                                                                       294,800          8,659,750
                                                                                                                         ---------
                                                                                                                        16,430,906
                                                                                                                         ---------
Hardware and Tools:                           0.9%
  Illinois Tool Works Inc.                                                                               98,300          5,701,400
                                                                                                                         ---------
Machinery/Equipment:                          1.6%
  Pall Corporation                                                                                      388,600          9,836,438
                                                                                                                         ---------
Forest Products/Paper:                        1.3%
  Willamette Industries, Inc.                                                                           244,700          8,197,450
                                                                                                                         ---------
Insurance:                                    2.7%
  The Allstate Corporation                                                                              137,664          5,317,272
  Everest Reinsurance Holdings, Inc.                                                                    298,000         11,603,374
                                                                                                                         ---------
                                                                                                                        16,920,646
                                                                                                                         ---------
Banks:                                        5.1%
  Bank One Corporation                                                                                  187,320          9,565,028
  Bankers Trust Corporation                                                                              93,700          8,005,494
  Citigroup Inc.                                                                                        297,599         14,731,150
                                                                                                                         ---------
                                                                                                                        32,301,672
                                                                                                                         ---------
Investment Banking/Brokerage:                 2.0%
  A. G. Edwards, Inc.                                                                                   249,300          9,286,425
  Morgan Stanley Dean Witter and Co.                                                                     44,400          3,152,400
                                                                                                                         ---------
                                                                                                                        12,438,825
                                                                                                                         ---------
Drugs/Health Care:                            8.0%
  Aetna Inc.                                                                                            162,400         12,768,700
  ALZA Corporation***                                                                                   188,300          9,838,675
  Bristol-Myers Squibb Company                                                                           60,300          8,068,894
  Centocor, Inc.***                                                                                     229,000         10,333,625
  Crescendo Pharmaceuticals Corporation***                                                                6,260             85,292
  Pharmacia & Upjohn, Inc.                                                                              167,500          9,484,688
                                                                                                                         ---------
                                                                                                                        50,579,874
                                                                                                                         ---------
Hospital Management/Supplies:                 1.4%
  Columbia/HCA Healthcare Corporation                                                                   356,500          8,823,375
                                                                                                                         ---------

                                                    CAPITAL APPRECIATION STOCK FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

CAPITAL APPRECIATION STOCK                  % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                      Shares            Value
Retail - Discount:                            2.6%
  Consolidated Stores Corporation***                                                                    181,300         $3,659,994
  The TJX Companies, Inc.                                                                               428,400         12,423,600
                                                                                                                         ---------
                                                                                                                        16,083,594
                                                                                                                         ---------
Retail - Department:                          5.8%
  Dayton Hudson Corporation                                                                             464,400         25,193,700
  Tiffany & Co.                                                                                         222,700         11,552,562
                                                                                                                         ---------
                                                                                                                        36,746,262
                                                                                                                         ---------
Retail - Drug:                                2.2%
  Rite Aid Corporation                                                                                  291,600         14,452,425
                                                                                                                         ---------
Retail-Grocery:                               3.4%
  Safeway Inc.***                                                                                       352,500         21,480,468
                                                                                                                         ---------
Media:                                        7.6%
  Cox Communications, Inc.***                                                                           224,000         15,484,000
  MediaOne Group, Inc.***                                                                               451,500         21,220,500
  Sprint PCS Group***                                                                                    63,500          1,468,438
  PRIMEDIA Inc.***                                                                                      820,600          9,642,050
                                                                                                                         ---------
                                                                                                                        47,814,988
                                                                                                                         ---------
Foods - Products & Service:                   4.6%
  Nabisco Holdings Corp. - Class A                                                                      247,700         10,279,550
  Sara Lee Corporation                                                                                  253,200          7,137,075
  Tyson Foods, Inc. - Class A                                                                           542,700         11,532,375
                                                                                                                         ---------
                                                                                                                        28,949,000
                                                                                                                         ---------
Office Equipment/Computers:                  12.5%
  3Com Corporation***                                                                                   220,900          9,899,081
  EMC Corporation***                                                                                    310,500         26,392,500
  Gateway 2000, Inc.***                                                                                 216,400         11,076,975
  IMS Health Incorporated                                                                               121,300          9,150,568
  Seagate Technology, Inc.***                                                                           245,400          7,423,350
  Wang Laboratories, Inc.***                                                                            526,250         14,603,438
                                                                                                                         ---------
                                                                                                                        78,545,912
                                                                                                                         ---------
Electronics-Semiconductors:                   4.6%
  Dallas Semiconductor Corporation                                                                      202,200          8,239,650
  Micron Technology, Inc.***                                                                            176,150          8,906,584
  Texas Instruments Incorporated                                                                        144,300         12,346,669
                                                                                                                         ---------
                                                                                                                        29,492,903
                                                                                                                         ---------
Oil/Oil Service:                              4.5%
  Kerr-McGee Corporation                                                                                148,700          5,687,775
  Unocal Corporation                                                                                    212,350          6,197,965
  USX-Marathon Group                                                                                    347,500         10,468,438
  Weatherford International, Inc.***                                                                    293,300          5,682,688
                                                                                                                         ---------
                                                                                                                        28,036,866
                                                                                                                         ---------
Containers:                                   2.4%
  Owens-Illinois, Inc.***                                                                               500,400         15,324,750
                                                                                                                         ---------

                                                    CAPITAL APPRECIATION STOCK FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

CAPITAL APPRECIATION STOCK                  % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                      Shares           Value
Chemicals:                                    4.3%
  The Dexter Corporation                                                                                240,000         $7,545,000
  The Dow Chemical Company                                                                               64,300          5,847,281
  Praxair, Inc.                                                                                         185,000          6,521,250
  Rohm and Haas Company                                                                                 242,700          7,311,338
                                                                                                                         ---------
                                                                                                                        27,224,869
                                                                                                                         ---------
Transportation:                               3.1%
  Delta Air Lines, Inc.                                                                                  80,300          4,175,600
  FDX Corporation***                                                                                    122,600         10,911,400
  Midwest Express Holdings, Inc.***                                                                     169,875          4,469,836
                                                                                                                         ---------
                                                                                                                        19,556,836
                                                                                                                         ---------
Telecommunications:                           3.9%
  AirTouch Communications, Inc.***                                                                      343,550         24,778,544
                                                                                                                         ---------
Utilities-Electric:                           0.8%
  CalEnergy Company, Inc***                                                                              54,100          1,876,594
  PG& E Corporation                                                                                      96,050          3,025,575
                                                                                                                         ---------
                                                                                                                         4,902,169
                                                                                                                         ---------
Utilities-Natural Gas:                        2.1%
  Sonat Inc.                                                                                            162,000          4,384,125
  The Williams Companies, Inc.                                                                          280,900          8,760,569
                                                                                                                         ---------
                                                                                                                        13,144,694
                                                                                                                         ---------
Diversified Companies:                        0.4%
  Rockwell International Corporation                                                                     48,125          2,337,070
  Tyco International Ltd.                                                                                   174             13,126
                                                                                                                         ---------
                                                                                                                         2,350,196
                                                                                                                         ---------
Miscellaneous:                                1.9%
  Interim Services Inc.***                                                                              500,000         11,687,500
                                                                                                                         ---------
     TOTAL DOMESTIC COMMON STOCKS,
     (COST: $453,603,002)                                                                                             $581,802,562
                                                                                                                       -----------
     TOTAL COMMON STOCKS,
     (COST: $477,491,053)                                                                                             $617,863,960
                                                                                                                       -----------
     TOTAL INVESTMENTS, CAPITAL APPRECIATION
     STOCK FUND (COST: $487,393,428)                                                                                  $627,766,335
                                                                                                                       ===========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1998, the cost of securities for federal income tax purposes was $487,433,663. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation.................................... $170,021,999
  Gross unrealized depreciation...................................  (29,689,327)
                                                                     -----------
  Net unrealized appreciation...................................... $140,332,672
                                                                     ===========
***This security is non-income producing.

ADR    American Depositary Receipt
PLC    Public Limited Company

                                                     GROWTH AND INCOME STOCK FUND
                                                       Investments in Securities
                                                           December 31, 1998

GROWTH AND INCOME STOCK                      % Net             Quality           Annualized
FUND INVESTMENTS:                           Assets             Rating*              Yield              Shares             Value
Short-Term Investments:
Investment Company:                           2.7%
  State Street Prime Money Market                                                    5.190           22,576,307        $22,576,307
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                           $22,576,307
                                                                                                                        ----------
                                             % Net
Long-Term Investments:                      Assets                                                      Shares            Value
Common Stocks:                               97.2%
Foreign Issues:                               3.2%
  Glaxo Wellcome PLC - ADR                                                                              201,350        $13,993,825
  Philips Electronics N.V. - ADR                                                                        191,900         12,989,231
                                                                                                                        ----------
     TOTAL FOREIGN ISSUES,
     (COST: $18,510,658)                                                                                               $26,983,056
                                                                                                                        ----------
Domestic Issues:
Forest Products/Paper:                        4.0%
   Georgia-Pacific Group                                                                                152,200         $8,913,212
   Kimberly-Clark Corporation                                                                           459,400         25,037,300
                                                                                                                        ----------
                                                                                                                        33,950,512
                                                                                                                        ----------
Insurance:                                    1.8%
  The Allstate Corporation                                                                              383,468         14,811,452
                                                                                                                        ----------
Banks:                                        9.5%
  BankAmerica Corporation                                                                               331,371         19,923,681
  Bank One Corporation                                                                                  408,540         20,861,074
  Bankers Trust Corporation                                                                             143,200         12,234,650
  Citigroup Inc.                                                                                        267,324         13,232,538
  Household International, Inc.                                                                         168,400          6,672,850
  Wachovia Corporation                                                                                   70,700          6,181,831
                                                                                                                        ----------
                                                                                                                        79,106,624
                                                                                                                        ----------
Investment Banking/Brokerage:                 1.8%
  A. G. Edwards, Inc.                                                                                    97,350          3,626,288
  Morgan Stanley Dean Witter and Co.                                                                    166,400         11,814,400
                                                                                                                        ----------
                                                                                                                        15,440,688
                                                                                                                        ----------
Drugs/Health Care:                            10.8%
  Aetna Inc.                                                                                            211,000         16,589,875
  American Home Products Corporation                                                                    448,300         25,244,894
  Bristol-Myers Squibb Company                                                                          170,400         22,801,650
  Johnson & Johnson                                                                                     128,600         10,786,325
  Tenet Healthcare Corporation***                                                                       568,200         14,915,250
                                                                                                                        ----------
                                                                                                                        90,337,994
                                                                                                                        ----------
Retail - Department:                          1.7%
  Sears, Roebuck & Co.                                                                                  335,100         14,241,750
                                                                                                                        ----------
Retail - Discount:                            2.5%
  Wal-Mart Stores, Inc.                                                                                 253,700         20,660,694
                                                                                                                        ----------
Retail - Drug:                                1.7%
  CVS Corporation                                                                                       259,506         14,272,830
                                                                                                                        ----------
Media:                                        3.1%
  MediaOne Group, Inc.***                                                                               541,800         25,464,600
                                                                                                                        ----------

                                                     GROWTH AND INCOME STOCK FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

GROWTH AND INCOME STOCK                     % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                      Shares           Value
Foods - Products & Service:                   6.3%
  ConAgra, Inc.                                                                                         169,000       $  5,323,500
  General Mills, Inc.                                                                                   199,100         15,480,025
  Nabisco Holdings Corp. - Class A                                                                      367,700         15,259,550
  Sara Lee Corporation                                                                                  356,000         10,034,750
  Tyson Foods, Inc. - Class A                                                                           303,725          6,454,156
                                                                                                                        ----------
                                                                                                                        52,551,981
                                                                                                                        ----------
Beverage/Confections/Tobacco:                 1.4%
  PepsiCo, Inc.                                                                                         285,800         11,699,938
                                                                                                                        ----------
Auto-Related:                                 2.1%
  Dana Corporation                                                                                      229,685          9,388,374
  General Motors Corporation                                                                            113,850          8,147,390
                                                                                                                        ----------
                                                                                                                        17,535,764
                                                                                                                        ----------
Office Equipment/Computers:                  10.2%
  Computer Associates International, Inc.                                                               424,700         18,102,838
  EMC Corporation***                                                                                    287,800         24,463,000
  Hewlett-Packard Company                                                                               239,300         16,347,181
  International Business Machines Corporation                                                           139,500         25,772,625
                                                                                                                        ----------
                                                                                                                        84,685,644
                                                                                                                        ----------
Electronics:                                  5.6%
  Harris Corporation                                                                                    347,400         12,723,525
  Motorola, Inc.                                                                                        248,200         15,155,712
  Texas Instruments Incorporated                                                                        222,700         19,054,768
                                                                                                                        ----------
                                                                                                                        46,934,005
                                                                                                                        ----------
Aerospace/Defense:                            1.3%
  United Technologies Corporation                                                                       100,300         10,907,625
                                                                                                                        ----------
Pollution Control:                            1.4%
  Waste Management, Inc.                                                                                241,253         11,248,421
                                                                                                                        ----------
Oil/Oil Service:                              7.2%
  Amoco Corporation                                                                                     185,200         11,181,450
  Exxon Corporation                                                                                     141,200         10,325,250
  Schlumberger Limited                                                                                  254,900         11,757,263
  Texaco Inc.                                                                                           158,500          8,380,688
  Unocal Corporation                                                                                    271,450          7,922,946
  USX-Marathon Group                                                                                    355,850         10,719,981
                                                                                                                        ----------
                                                                                                                        60,287,578
                                                                                                                        ----------
Paper Products:                               1.1%
  Minnesota Mining and Manufacturing, Inc,                                                              131,400          9,345,825
                                                                                                                        ----------
Containers:                                   2.2%
  Crown Cork & Seal Company, Inc.                                                                       364,400         11,228,075
  Owens-Illinois, Inc.***                                                                               221,300          6,777,313
                                                                                                                        ----------
                                                                                                                        18,005,388
                                                                                                                        ----------
Chemicals:                                    2.6%
  The Dexter Corporation                                                                                 22,600            710,487
  The Dow Chemical Company                                                                              155,550         14,145,328
  PPG  Industries, Inc.                                                                                 119,100          6,937,575
                                                                                                                        ----------
                                                                                                                        21,793,390
                                                                                                                        ----------
Transportation:                               0.9%
  Delta Air Lines, Inc.                                                                                 138,900          7,222,800
                                                                                                                        ----------

                                                     GROWTH AND INCOME STOCK FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

GROWTH AND INCOME STOCK                      % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                      Shares           Value
Railroad Equipment:                           1.8%
  Burlington Northern Santa Fe Corporation                                                              220,200       $  7,431,750
  Norfolk Southern Corporation                                                                          227,700          7,215,244
                                                                                                                        ----------
                                                                                                                        14,646,994
                                                                                                                        ----------
Telecommunications:                           4.5%
  AirTouch Communications, Inc.***                                                                      192,900         13,912,913
  Sprint Corporation                                                                                    157,600         13,258,100
  Tele-Communications, Inc.***                                                                          186,500         10,315,781
                                                                                                                        ----------
                                                                                                                        37,486,794
                                                                                                                        ----------
Utilities-Telephone:                          3.0%
  Ameritech Corporation                                                                                 211,900         13,429,163
  GTE Corporation                                                                                       179,950         11,696,750
                                                                                                                        ----------
                                                                                                                        25,125,913
                                                                                                                        ----------
Utilities-Electric:                           2.5%
  Duke Energy Corporation                                                                               113,900          7,296,719
  Northern States Power Company                                                                         229,700          6,374,175
  PG&E Corporation                                                                                      232,300          7,317,450
                                                                                                                        ----------
                                                                                                                        20,988,344
                                                                                                                        ----------
Utilities-Natural Gas:                        1.6%
  The Williams Companies, Inc.                                                                          415,600         12,961,525
                                                                                                                        ----------
Diversified Companies:                        1.4%
  Rockwell International Corporation                                                                    236,275         11,474,105
  Tyco International Ltd.                                                                                    34              2,565
                                                                                                                        ----------
                                                                                                                        11,476,670
                                                                                                                        ----------
     TOTAL DOMESTIC ISSUES,
     (COST: $594,537,594)                                                                                             $783,191,743
                                                                                                                       -----------
     TOTAL COMMON STOCKS,
     (COST: $613,048,252)                                                                                             $810,174,799
                                                                                                                       -----------
     TOTAL INVESTMENTS, GROWTH AND INCOME
     FUND, (COST: $635,624,559)**                                                                                     $832,751,106
                                                                                                                       ===========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1998, the cost of securities for federal income tax purposes was $635,624,559. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation.................................... $228,624,275
  Gross unrealized depreciation........................ ........... (31,497,728)
                                                                     -----------
  Net unrealized appreciation...................................... $197,126,547
                                                                     ===========
***This security is non-income producing.

ADR    American Depositary Receipt
PLC    Public Limited Company

                                                             BALANCED FUND
                                                       Investments in Securities
                                                           December 31, 1998
                                             % Net    Quality Rating   Annualized       Maturity
BALANCED FUND INVESTMENTS:                  Assets     (Unaudited)*       Yield           Date            Shares            Value
Short-Term Investments:
Investment Company:                           1.4%
  State Street Prime Money Market                                         5.190                          6,150,058      $6,150,058
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $6,150,058
                                                                                                                        ----------
                                             % Net    Quality Rating     Coupon         Maturity            Par
U.S. Government & Agency Bonds:             Assets     (Unaudited)*       Rate            Date            Amount            Value
Government Notes:                             6.8%
  U.S. Treasury Notes                                     AAA             5.875       Nov 30, 2001     $10,000,000     $10,334,380
  U.S. Treasury Notes                                     AAA             7.875       Nov 15, 2004       8,000,000       9,270,000
  U.S. Treasury Notes                                     AAA             4.625       Nov 30, 2000      11,000,000      11,010,318
                                                                                                                        ----------
     TOTAL GOVERNMENT
     (COST: $30,597,908)                                                                                               $30,614,698
                                                                                                                        ----------
Government Agencies:                          6.0%
  Federal Home Loan Bank Note - CPI
    Floating Rate                                         AAA             4.800       Feb 20, 2007      $5,000,000      $4,700,150
  Federal Home Loan Mortgage
     CMO-FHR.-1978 AD                                     AAA             7.000       Apr 15, 2025       2,045,655       2,089,651
  Federal Home Loan Bank Bond                             AAA             5.190       Oct 20, 2003       5,000,000       4,999,620
  Federal National Mortgage Assn.-96-M6  G                AAA             7.750       Sep 17, 2023       4,000,000       4,207,500
  Federal National Mortgage Assn.
     - I.O. Strip 272-2****                               AAA             7.500      July 01, 2026       6,042,126         862,924
  FNMA MBS - Pool 252104                                  AAA             6.500       Nov 01, 2018       4,951,467       5,008,706
  FNMA MBS - Pool 252268                                  AAA             5.500       Dec 01, 2008       5,000,000       4,976,650
                                                                                                                        ----------
     TOTAL GOVERNMENT AGENCIES
     (COST: $27,937,836)                                                                                               $26,845,201
                                                                                                                        ----------
Sovereign Issues:                             0.6%
  Columbia, Republic                                      BAA-3/BBB-      7.250       Feb 23, 2004      $3,000,000      $2,570,277
                                                                                                                        ----------
     TOTAL SOVEREIGN ISSUES
         (COST: $2,962,323)                                                                                             $2,570,277
                                                                                                                        ----------
U.S. Corporate Bonds:                        25.9%
Drug/Health Care:                             0.1%
  Bergen Brunswig                                         BAA-1/A-        7.250       Jun 01, 2005        $500,000        $541,417
                                                                                                                        ----------
Electronics:                                  0.1%
  Texas Instruments, Inc.                                 A-3/A           9.000       Mar 15, 2001         500,000         539,024
                                                                                                                        ----------
Electrical/Household Appliance:               1.2%
  Westinghouse Electric                                   BAA-3/BBB-      6.875       Sep 01, 2003       5,400,000       5,566,428
                                                                                                                        ----------
Telecommunications:                           1.3%
  Cable & Wireless                                        BAA-1/A-        6.750       Dec 01, 2008       3,000,000       3,043,524
  Sprint Spectrum, Step Coupon (A)                        BAA-3/A-       12.500       Aug 15, 2006       3,000,000       2,715,000
                                                                                                                        ----------
                                                                                                                         5,758,524
                                                                                                                        ----------
Forest Products/Paper:                        2.2%
  Champion International Corp.                            BAA-1/BBB       6.400       Feb 15, 2026       5,000,000       5,022,200
  International Paper                                     A-3/BBB+        7.500       May 15, 2004       2,800,000       2,968,478
  Kimberly Clark Corp.                                    AA-2/AA         9.000       Aug 01, 2000         750,000         795,485
  Weyerhaeuser Company                                    A-2/A           8.375       Feb 15, 2007         800,000         921,030
                                                                                                                        ----------
                                                                                                                         9,707,193
                                                                                                                        ----------
Hospital Supplies:                            0.7%
  Columbia/HCA Healthcare Corporation                     BA-2-2/BBB      6.125       Dec 15, 2000       1,000,000         979,889
  Columbia/HCA Healthcare Corporation                     BA-2-2/BBB      8.020       Aug 05, 2002       2,000,000       2,038,014
                                                                                                                        ----------
                                                                                                                         3,017,903
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net     Quality Rating    Coupon         Maturity            Par
CONTINUED:                                  Assets      (Unaudited)*      Rate            Date            Amount            Value
Insurance/Casualty:                           1.8%
  Aetna Services, Inc.                                    A-3/A           6.970       Aug 15, 2036      $4,800,000      $5,098,190
  Equitable Life Assoc. 144A, (B)                         A-2/A           6.950       Dec 01, 2005       3,000,000       3,177,501
                                                                                                                        ----------
                                                                                                                         8,275,691
                                                                                                                        ----------
Investment Banking/Brokerage:                 1.1%
  Goldman Sachs LP 144A, MTN (B)                          A+              6.250       Feb 01, 2003       4,800,000       4,840,781
                                                                                                                        ----------
Finance Co.                                   3.6%
  Chrysler Financial                                      A-3             5.690       Nov 15, 2001       5,000,000       5,044,300
  Ford Motor Company                                      A-1/A           7.500       Nov 15, 1999         500,000         509,242
  Hertz Corporation                                       A-3/BBB+        7.000       Apr 15, 2001       5,000,000       5,143,890
  Norwest Financial Inc.                                  AA-3/A+         7.875       Feb 15, 2002         500,000         533,696
  PHH Corp Mortgage                                       A-2             7.020       Nov 09, 2001       5,000,000       5,056,115
                                                                                                                        ----------
                                                                                                                        16,287,243
                                                                                                                        ----------
Aerospace/Defense:                            2.3%
  Lockheed Martin Corp.                                   A-3/BBB+        6.500       Apr 15, 2003       5,000,000       5,192,510
  Raytheon Co. 144A, (B)                                  BAA-1/BBB       6.000        Dec 15,2010       5,000,000       5,006,340
                                                                                                                        ----------
                                                                                                                        10,198,850
                                                                                                                        ----------
Asset-backed:                                 5.7%
  Citibank Credit Card Master Trust I,
     Series 1998-6, Class A, ABS                          AAA/AAA         5.850       Apr 10, 2003       4,800,000       4,850,712
  Deutsche Mortgage and Asset Receiving
     Corp., 1998, Class C, CMO                            A-2             6.861       Mar 15, 2008       5,000,000       5,052,975
  First Union Corp                                        A-2/A-          8.125       Jun 24, 2002       5,000,000       5,391,495
  GMAC Commerical Mortgage                                BAA-1/BBB       7.730       Oct 15, 2028       5,204,500       5,397,301
  Residential Funding Mortgage
     Securities II, 1998-HI2, (C)                         AAA/AAA         6.290      July 25, 2013       4,800,000       4,830,984
                                                                                                                        ----------
                                                                                                                        25,523,467
                                                                                                                        ----------
Publishing-News:                              0.1%
  Knight Ridder, Inc.                                     A-3/A           8.500       Sep 01, 2001         375,000         392,295
                                                                                                                        ----------
Office Equipment/Computers:                   1.1%
  Computer Associates                                     BAA-1/A-        6.375       Apr 15, 2005       5,000,000       4,985,590
                                                                                                                        ----------
Engineering/Construction Services:            0.2%
  Foster Wheeler Corp.                                    BAA-3/BBB       6.750       Nov 15, 2005       1,020,000         952,738
                                                                                                                        ----------
Machinery/Tools:                              0.5%
  Cummins Engine                                          BAA-1/BBB+      6.750       Feb 15, 2027       1,500,000       1,511,010
  Giddings & Lewis                                        BA1             7.500       Oct 01, 2005         500,000         544,842
                                                                                                                        ----------
                                                                                                                         2,055,852
                                                                                                                        ----------
Oil/Oil Service:                              0.2%
  Enron Corp.                                             BAA-2/BBB+      7.625       Sep 10, 2004         500,000         536,073
  Mobil Corporation                                       AA-2/AA         8.375       Feb 12, 2001         500,000         532,378
                                                                                                                        ----------
                                                                                                                         1,068,451
                                                                                                                        ----------
Chemicals:                                    1.0%
  Monsanto Co. 144A, (B)                                  A-2/A           5.375       Dec 01, 2001       4,000,000       3,986,808
  Union Carbide Corporation                               BAA-2/BBB       6.790       Jun 01, 2025         700,000         713,366
                                                                                                                        ----------
                                                                                                                         4,700,174
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net     Quality Rating    Coupon         Maturity            Par
CONTINUED:                                  Assets      (Unaudited)*      Rate            Date            Amount            Value
Transportation:                               1.6%
  American Airlines                                       A-2/BBB         8.040       Sep 16, 2011      $1,000,000      $1,074,925
  Burlington Northern Inc.                                BAA-2/BBB+      7.400       May 15, 1999         500,000         503,697
  Delta Air Lines                                         BAA-1/BBB       8.540       Jan 02, 2007       1,408,928       1,549,371
  Federal Express                                         A-3/BBB+        7.850       Jan 30, 2015         960,681       1,030,479
  Federal Express                                         A-3/BBB+        7.890       Sep 23, 2008         474,965         508,201
  Golden State Petroleum Transport
     Corp. 144A, (B)                                      AA-2            8.040       Feb 01, 2019       2,000,000       1,938,654
  United Airlines                                         BAA-1/BBB       9.020       Apr 19, 2012         451,888         515,064
                                                                                                                        ----------
                                                                                                                         7,120,391
                                                                                                                        ----------
Utilities-Electric:                           0.1%
  Midwest Power Systems                                   A-2/AA-         7.125       Feb 01, 2003         250,000         265,562
  Pacific Gas & Electric Co.                              A-1/AA-         6.250       Aug 01, 2003         300,000         312,241
                                                                                                                        ----------
                                                                                                                           577,803
                                                                                                                        ----------
Utilities-Natural Gas Pipeline:               0.6%
  Transcontinental Gas                                    A-2/BBB         6.125       Jan 15, 2005       2,800,000       2,826,754
                                                                                                                        ----------
Metals/Copper:                                0.3%
  MAGMA Copper Co.                                        A-2             8.700       May 15, 2005       1,400,000       1,510,694
                                                                                                                        ----------
Diversified Companies:                        0.1%
  Whitman Corporation                                     BAA-2/BBB+      7.500       Feb 01, 2003         300,000         319,455
                                                                                                                        ----------
     TOTAL U.S. CORPORATE BONDS,
     (COST: $115,646,177)                                                                                             $116,766,718
                                                                                                                       -----------
Non-U.S. Corporate Bonds:                     1.7%
  Shell Canada, Ltd.                                      AA-2/AA         8.875       Jan 14, 2001     $   500,000     $   538,535
  Petro Geoservices 144A, (B)                             BBB             6.250        Nov 19 2003       7,000,000       6,976,109
                                                                                                                        ----------
     TOTAL NON-U.S. CORPORATE BONDS,
     (COST: $7,473,945)                                                                                                 $7,514,644
                                                                                                                        ----------
                                             % Net
                                            Assets                                                         Shares           Value
Common Stocks:                               57.5%
Foreign Issues:                               1.8%
  Glaxo Wellcome PLC - ADR                                                                                  46,150      $3,207,425
  Philips Electronics N.V. - ADR                                                                            42,200       2,856,413
  Telefonos de Mexico  SP ADR - Cl L                                                                        39,000       1,898,812
                                                                                                                        ----------
     TOTAL FOREIGN ISSUES,
     (COST: $5,513,281)                                                                                                  7,962,650
                                                                                                                        ----------
Domestic Issues:
Building Materials:                           0.5%
  Raychem Corporation                                                                                       72,300      $2,336,194
                                                                                                                        ----------
Machinery/Equipment:                          0.7%
  Pall Corporation                                                                                         115,000       2,910,938
                                                                                                                        ----------
Forest Products/Paper:                        1.9%
  Kimberly-Clark Corporation                                                                               107,500       5,858,750
  Willamette Industries, Inc.                                                                               80,300       2,690,050
                                                                                                                        ----------
                                                                                                                         8,548,800
                                                                                                                        ----------
Insurance:                                    1.4%
  The Allstate Corporation                                                                                  95,614       3,693,090
  Everest Reinsurance Holdings, Inc.                                                                        60,600       2,359,613
                                                                                                                        ----------
                                                                                                                         6,052,703
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                        Shares            Value
Banks:                                        4.0%
  Bank One Corporation                                                                                      92,290    $  4,712,558
  BankAmerica Corporation                                                                                   99,798       6,000,355
  Bankers Trust Corporation                                                                                 38,200       3,263,712
  Citigroup Inc.                                                                                            78,086       3,865,257
                                                                                                                        ----------
                                                                                                                        17,841,882
                                                                                                                        ----------
Investment Banking/Brokerage:                 1.3%
  A. G. Edwards, Inc.                                                                                      $65,900      $2,454,775
  Morgan Stanley Dean Witter and Co.                                                                        49,100       3,486,100
                                                                                                                        ----------
                                                                                                                         5,940,875
                                                                                                                        ----------
Drugs/Health Care:                            5.6%
  Aetna Inc.                                                                                                64,300       5,055,588
  American Home Products Corporation                                                                       130,200       7,331,888
  Bristol-Myers Squibb Company                                                                              45,000       6,021,562
  Centocor, Inc.***                                                                                         60,800       2,743,600
  Pharmacia & Upjohn, Inc.                                                                                  71,800       4,065,675
                                                                                                                        ----------
                                                                                                                        25,218,313
                                                                                                                        ----------
Hospital Management/Supplies:                 0.7%
  Columbia/HCA Healthcare Corporation                                                                      119,950       2,968,762
                                                                                                                        ----------
Retail-Department:                            3.2%
  Dayton Hudson Corporation                                                                                120,800       6,553,400
  Sears, Roebuck & Co.                                                                                      71,200       3,026,000
  Tiffany & Co.                                                                                             90,300       4,684,313
                                                                                                                        ----------
                                                                                                                        14,263,713
                                                                                                                        ----------
Retail - Discount:                            0.9%
  Wal-Mart Stores, Inc.                                                                                     48,800       3,974,150
                                                                                                                        ----------
Retail - Drug:                                0.9%
  CVS Corporation                                                                                           74,252       4,083,860
                                                                                                                        ----------
Retail - Grocery:                             1.0%
  Safeway Inc.***                                                                                           72,600       4,424,063
                                                                                                                        ----------
Media:                                        3.3%
  Cox Communications, Inc.***                                                                               66,700       4,610,638
  MediaOne Group, Inc.***                                                                                  159,100       7,477,700
  PRIMEDIA Inc.***                                                                                         215,200       2,528,600
                                                                                                                        ----------
                                                                                                                        14,616,938
                                                                                                                        ----------
Foods - Products & Services:                  3.0%
  General Mills, Inc.                                                                                       38,400       2,985,600
  Nabisco Holdings Corp. - Class A                                                                         115,700       4,801,550
  Sara Lee Corporation                                                                                     100,800       2,841,300
  Tyson Foods, Inc. - Class A                                                                              141,125       2,998,906
                                                                                                                        ----------
                                                                                                                        13,627,356
                                                                                                                        ----------
Auto-Related:                                 0.4%
  General Motors Corporation                                                                                27,300       1,953,656
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                        Shares            Value
Office Equipment/Computers:                  8.5%
  3Com Corporation***                                                                                       96,000    $  4,302,000
  EMC Corporation***                                                                                       127,800      10,863,000
  Gateway 2000, Inc.***                                                                                     65,100       3,332,306
  Hewlett-Packard Company                                                                                   52,500       3,586,406
  IMS Health Incorporated                                                                                   34,600       2,610,138
  International Business Machines
     Corporation                                                                                            36,800       6,798,800
  Seagate Technology, Inc.***                                                                              103,300       3,124,825
  Wang Laboratories, Inc. ***                                                                              122,700       3,404,925
                                                                                                                        ----------
                                                                                                                        38,022,400
                                                                                                                        ----------
Electronics:                                 2.5%
  Micron Technology, Inc.***                                                                                73,550       3,718,872
  Motorola, Inc.                                                                                            56,700       3,462,244
  Texas Instruments Incorporated                                                                            48,300       4,132,668
                                                                                                                        ----------
                                                                                                                        11,313,784
                                                                                                                        ----------
Pollution Control:                           0.6%
  Waste Management, Inc.                                                                                    54,127       2,523,671
                                                                                                                        ----------
Oil/Oil Service:                             3.6%
  Amoco Corporation                                                                                         45,300       2,734,988
  Exxon Corporation                                                                                         37,200       2,720,250
  Kerr-McGee Corporation                                                                                    55,100       2,107,575
  Schlumberger Limited                                                                                      68,600       3,164,175
  Unocal Corporation                                                                                        86,200       2,515,962
  USX-Marathon Group                                                                                        95,200       2,867,900
                                                                                                                        ----------
                                                                                                                        16,110,850
                                                                                                                        ----------
Containers:                                  1.2%
  Crown Cork & Seal Company, Inc.                                                                           54,500       1,679,281
  Owens-Illinois, Inc.***                                                                                  125,800       3,852,625
                                                                                                                        ----------
                                                                                                                         5,531,906
                                                                                                                        ----------
Chemicals:                                   1.8%
 The Dow Chemical Company                                                                                   36,200       3,291,938
  Praxair, Inc.                                                                                             59,900       2,111,475
  Rohm and Haas Company                                                                                     86,900       2,617,862
                                                                                                                        ----------
                                                                                                                         8,021,275
                                                                                                                        ----------
Transportation:                              1.3%
  Delta Air Lines, Inc.                                                                                     44,400       2,308,800
  FDX Corporation***                                                                                        39,700       3,533,300
                                                                                                                        ----------
                                                                                                                         5,842,100
                                                                                                                        ----------
Railroad Equipment:                          0.5%
  Norfolk Southern Corporation                                                                              66,800       2,116,725
                                                                                                                        ----------
Aerospace/Defense:                           0.7%
  United Technologies Corporation                                                                           29,000       3,153,750
                                                                                                                        ----------
Telecommunications:                          1.5%
  AirTouch Communications, Inc.***                                                                          95,850       6,913,181
                                                                                                                        ----------
Utilities-Telephone:                         2.1%
  Ameritech Corporation                                                                                     53,000       3,358,875
  Bell Atlantic Corporation                                                                                 50,000       2,650,000
  GTE Corporation                                                                                           50,900       3,308,500
                                                                                                                        ----------
                                                                                                                         9,317,375
                                                                                                                        ----------

                                                             BALANCED FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                        Shares            Value
Utilities-Electric:                          0.8%
  Northern States Power Company                                                                             58,200      $1,615,050
  PG&E Corporation                                                                                          64,350       2,027,025
                                                                                                                        ----------
                                                                                                                         3,642,075
                                                                                                                        ----------
Utilities-Natural Gas:                       0.8%
  The Williams Companies, Inc.                                                                             113,500       3,539,781
                                                                                                                        ----------
Diversified Companies:                       0.6%
  Rockwell International Corporation                                                                        59,000       2,865,188
                                                                                                                        ----------
Miscellaneous:                               0.4%
  Interim Services Inc.***                                                                                 $70,100      $1,638,588
                                                                                                                        ----------
     TOTAL DOMESTIC COMMON STOCKS,
     (COST: $171,769,639)                                                                                             $249,314,852
                                                                                                                       -----------
     TOTAL COMMON STOCKS,
     (COST: $177,282,920)                                                                                             $257,277,502
                                                                                                                       -----------
     TOTAL INVESTMENTS, BALANCED FUND
     (COST: $368,051,167)                                                                                             $447,739,098
                                                                                                                       ===========

Notes to investments in securities:
Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

    **At December 31, 1998, the cost of securities for federal income tax purposes was $368,051,167. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation..................................... $90,121,578
  Gross unrealized depreciation.....................................(10,433,647)
                                                                      ----------
  Net unrealized appreciation....................................... $79,687,931
                                                                      ==========
  ***This security is non-income producing.

****This security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Represents a security that remains zero coupon until a predetermined date, at which the stated coupon rate becomes the effective rate.

(B) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On December 31, 1998, the total market value of these investments was $25,926,193 or 5.8% of total net assets.

(C) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

ABS    Asset Backed Security
ADR      American Depositary Receipt
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Pubic Limited Company

                                                               BOND FUND
                                                       Investments in Securities
                                                           December 31, 1998

                                             % Net    Quality Rating   Annualized       Maturity
BOND FUND INVESTMENTS:                      Assets     (Unaudited)*       Yield           Date            Shares            Value
Short-Term Investments:
Investment Company:                           2.0%
  State Street Prime Money Market                                         5.190                          4,553,516      $4,553,516
                                                                                                                         ---------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $4,553,516
                                                                                                                         ---------
                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
U.S. Government & Agency Bonds:              32.4%
Government Notes:                            13.8%
  U.S. Treasury Note                                      AAA             7.625       Feb 15, 2007    $  5,000,000    $  5,414,065
  U.S. Treasury Note                                      AAA             6.625       Jul 31, 2001      10,000,000      10,478,130
  U.S. Treasury Note                                      AAA             5.750       Apr 30, 2003      15,500,000      15,514,539
                                                                                                                        ----------
     TOTAL GOVERNMENT NOTES,
     (COST: $ 31,431,650)                                                                                              $31,406,734
                                                                                                                        ----------
Government Agencies:                         18.6%
  Federal Home Loan Bank Note
     - CPI Floating Rate                                  AAA             4.800       Feb 20, 2007      $2,000,000      $1,880,060
  Federal Home Loan Bank Note                             AAA             5.125       Sep 15, 2003       5,000,000       4,994,175
  Federal Home Loan Mortgage Corp.
     CMO - 1978 AD                                        AAA             7.000       Apr 15, 2025       1,000,000       1,021,507
  FHLMC (Gold) - Pool D92482                              AAA             7.000       Aug 01, 2018       2,086,236       2,132,551
  FHLMC (Gold) - Pool D92564                              AAA             7.000       Oct 01, 2018       2,894,570       2,958,829
  FHLMC (Gold) - Pool E00574                              AAA             6.500       Oct 01, 2013       4,681,724       4,759,300
  Federal National Mortgage Association
      96-M6 G                                             AAA             7.750       Sep 17, 2023       1,000,000       1,051,875
  Federal National Mortgage Association
     - I.O. Strip 272-2***                                AAA             7.500       Jul 01, 2026       6,042,126         862,924
  FNMA MBS - Pool 252104                                  AAA             6.500       Nov 01, 2018       4,649,047       4,702,790
  FNMA MBS - Pool 252099                                  AAA             7.000       Nov 01, 2013       9,728,649       9,952,700
  FNMA MBS - Pool 252268                                  AAA             5.500       Dec 01, 2008       5,000,000       4,976,650
  Federal National Mortgage Association,MTN               AAA             5.900       Jul 09, 2003       3,000,000       3,054,532
                                                                                                                        ----------
     TOTAL GOVERNMENT AGENCIES
     (COST: $42,843,571)                                                                                               $42,347,893
                                                                                                                        ----------
Non-U.S. Government Bonds:                   1.3%
Canadian Provincials:                        0.5%
  Nova Scotia, Province of                                A-3/A-          9.735       Jul 15, 2002      $1,000,000      $1,128,110
                                                                                                                         ---------
Sovereign Issues:                            0.8%
  Columbia, Republic                                      BAA-3/BBB-      7.250       Feb 23, 2004       2,000,000       1,713,518
                                                                                                                         ---------
     TOTAL NON - U.S. GOVERNMENT BONDS,
     (COST: $3,022,711)                                                                                                 $2,841,628
                                                                                                                         ---------
U.S. Corporate Bonds:                       60.0%
Forest Products/Paper:                       3.4%
  Boise Cascade Corp.                                     BAA-3/BB+       9.450       Nov 01, 2009     $   500,000     $   566,285
  Boise Cascade Corp.                                     BAA-3/BB+       9.875       Feb 15, 2001         500,000         501,512
  Champion International Corp.                            BAA-1/BBB       6.400       Feb 15, 2026       5,000,000       5,022,200
  Chesapeake Corp.                                        BAA-3/BBB       7.200       Mar 15, 2005       1,000,000       1,062,224
  Kimberly-Clark Corp.                                    AA-2/AA         9.000       Aug 01, 2000         600,000         636,388
                                                                                                                        ----------
                                                                                                                         7,788,609
                                                                                                                        ----------
Investment Banking/Brokerage:                4.8%
  Goldman Sachs LP 144A, MTN (B)                          A+              6.250       Feb 01, 2003       4,800,000       4,840,780
  Paine Webber                                            BAA-1           6.585       Jul 23, 2001       1,000,000       1,007,157
  Salomon Inc.                                            AA-3/A          7.200       Feb 01, 2004       4,800,000       5,048,002
                                                                                                                        ----------
                                                                                                                        10,895,939
                                                                                                                        ----------

                                                               BOND FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998
BOND FUND INVESTMENTS,                       % Net     Quality Rating    Coupon         Maturity            Par
CONTINUED:                                  Assets      (Unaudited)*      Rate            Date            Amount            Value
Finance Co. :                                8.2%
  Capital One Master Trust 1998-1 A                       AAA/AAA         6.310       Jun 15, 2011      $5,000,000      $5,232,390
  Chrysler Financial                                      A-3             5.690       Nov 15, 2001       5,000,000       5,044,300
  Ford Motor Company                                      A-1/A           7.500       Nov 15, 1999       1,500,000       1,527,724
  Liberty Financial                                       A-3/A           6.750       Nov 15, 2008       1,700,000       1,752,284
  PHH Corp Mortgage                                       A-2             7.020       Nov 09, 2001       5,000,000       5,056,115
                                                                                                                        ----------
                                                                                                                        18,612,813
                                                                                                                        ----------
Insurance:                                   5.3%
  Aetna Services, Inc.                                    A-3/A           6.970       Aug 15, 2036       4,800,000       5,098,190
  Equitable Life Assurance 144A, (B)                      A-2/A           6.950       Dec 01, 2005       1,842,000       1,950,986
  Prudential Insurance 144A, (B)                          A-2/A+          6.375       Jul 23, 2006       5,000,000       5,156,300
                                                                                                                        ----------
                                                                                                                        12,205,476
                                                                                                                        ----------
Asset-Backed Securities:                    10.5%
  Carramerica Realty Corp.                                BAA-3/BBB       6.625       Oct 01, 2000       2,000,000       1,984,332
  Citibank Credit Card Master Trust I,
     1998-6, ABS                                          AAA/AAA         5.850       Apr 10, 2003       4,800,000       4,850,712
  Deutsche Mortgage and Asset Receiving
     Corp., 1998, Class C, CMO                            A-2             6.861      June 15, 2031       5,000,000       5,052,975
  GMAC Commerical Mortgage                                BAA-1/BBB       7.730       Oct 15, 2028       5,204,500       5,397,301
  KIMCO Realty Corp., MTN                                 A-3/A-          6.960       Jul 16, 2007       2,000,000       1,929,880
  Residential Funding Mortgage
     Securities II, 1998 HI2 (C)                          AAA/AAA         6.290      July 25, 2013       4,800,000       4,830,984
                                                                                                                        ----------
                                                                                                                        24,046,184
                                                                                                                        ----------
Hospital Management/Supplies                 2.1%
  Columbia/HCA Healthcare Corporation                     BA-2/BBB        6.125       Dec 15, 2000       1,800,000       1,763,800
  Columbia/HCA Healthcare Corporation                     BA-2/BBB        8.020       Aug 05, 2002       3,000,000       3,057,021
                                                                                                                        ----------
                                                                                                                         4,820,821
                                                                                                                        ----------
Publishing-News:                             0.2%
  Knight Ridder                                           A-3/A           8.500       Sep 01, 2001         397,000         415,310
                                                                                                                        ----------
Packaged Food Products:                      1.8%
  Nabisco, Inc.                                           BAA-2/BBB       6.700      June 15, 2002       4,000,000       4,053,984
                                                                                                                        ----------
Aerospace/Defense:                           4.7%
  Lockheed Martin Corp.                                   A-3/BBB+        6.500       Apr 15, 2003       5,050,000       5,244,435
  Lockheed Martin Corp.                                   A-3/BBB+        9.375       Oct 15, 1999         500,000         514,472
  Raytheon Co. 144A, (B)                                  BAA-1/BBB       6.000       Dec 15, 2010       5,000,000       5,006,340
                                                                                                                        ----------
                                                                                                                        10,765,247
                                                                                                                        ----------
Engineering/Construction Services:           1.2%
  Foster Wheeler Corp.                                    BAA-3/BBB       6.750       Nov 15, 2005       3,000,000       2,802,171
                                                                                                                        ----------
Machinery/Tools:                             3.4%
  Cummins Engine                                          BAA-1/BBB+      6.750       Feb 15, 2027       5,000,000       5,036,700
  Giddings & Lewis                                        BA1             7.500       Oct 01, 2005       2,500,000       2,724,210
                                                                                                                        ----------
                                                                                                                         7,760,910
                                                                                                                        ----------
Oil/Oil Service:                             1.3%
  Enron Corp.                                             BAA-2/BBB+      7.625       Sep 10, 2004       1,500,000       1,608,219
  Equistar Chemicals                                      BAA-3/BBB-     10.000       Jun 01, 1999       1,250,000       1,263,675
                                                                                                                        ----------
                                                                                                                         2,871,894
                                                                                                                        ----------
Chemicals:                                   2.3%
  Monsanto Co. 144A, (B)                                  A-2/A           5.750       Dec 01, 2005       2,000,000       1,998,226
  Union Carbide Corporation                               BAA-2/BBB       6.790       Jun 01, 2025       3,300,000       3,363,010
                                                                                                                        ----------
                                                                                                                         5,361,236
                                                                                                                        ----------

                                                               BOND FUND
                                                 Investments in Securities (Continued)
                                                           December 31, 1998

BOND FUND INVESTMENTS,                       % Net     Quality Rating    Coupon         Maturity            Par
CONTINUED:                                  Assets      (Unaudited)*      Rate            Date            Amount            Value
Transportation:                              5.6%
  American Airlines                                       A-2/BBB         8.040       Sep 16, 2011      $2,000,000      $2,149,850
  Burlington Northern, Inc.                               BAA-2/BBB+      7.400       May 15, 1999         200,000         201,479
  CSX Corp                                                BAA-2/BBB       9.000       Aug 15, 2006       1,800,000       2,122,929
  Delta Air Lines                                         BAA-1/BBB       8.540       Jan 02, 2007         278,816         306,609
  Federal Express                                         A-3/BBB+        7.850       Jan 30, 2015       3,362,383       3,606,678
  Golden State Petroleum Transport 144A,(B)               BA-2            8.040       Feb 01, 2019       4,000,000       3,877,308
  Southwest Airlines                                      A-1/A           8.700       Jul 01, 2011          18,827          21,666
  United Airlines                                         BAA-1/BBB       9.020       Apr 19, 2012         451,888         515,064
                                                                                                                        ----------
                                                                                                                        12,801,583
                                                                                                                        ----------
Railroad Equipment:                          0.2%
  Union Pacific RR                                        A-1/A-          6.540       Jul 01, 2015         418,593         424,698
                                                                                                                        ----------
Utilities-Telephone:                         0.7%
  Carolina T&T                                            A-2/A+          5.750       Aug 15, 2000       1,000,000       1,006,328
  GTE Corporation                                         BAA-1/A         9.375       Dec 01, 2000         500,000         538,142
                                                                                                                        ----------
                                                                                                                         1,544,470
                                                                                                                        ----------
Utilities-Electric:                          0.7%
  Cincinnati Gas & Electric Co.                           A-3/A-          5.800       Feb 15, 1999       1,000,000       1,000,433
  Midwest Power Systems                                   A-2/AA-         7.125       Feb 01, 2003         150,000         159,337
  Niagara Mohawk Power                                    BA-1/BBB        9.250       Oct 01, 2001         500,000         542,675
                                                                                                                        ----------
                                                                                                                         1,702,445
                                                                                                                        ----------
Telecommunications:                          0.9%
  Cable & Wireless                                        BAA-1/A-        6.750       Dec 01, 2008       2,000,000       2,029,016
                                                                                                                        ----------
Utilities-Natural Gas Pipeline:              2.0%
  El Paso Natural Gas                                     BAA-2/BBB       9.450       Sep 01, 1999         500,000         511,822
  Michigan Consolidated Gas                               A-2/A-          5.750       May 01, 2001       1,000,000       1,006,420
  Southwestern Energy                                     BAA-2/BBB+      6.700       Dec 01, 2005       1,000,000       1,008,167
  Transcontinental Gas                                    A-2/BBB         6.125       Jan 15, 2005       2,000,000       2,019,110
                                                                                                                        ----------
                                                                                                                         4,545,519
                                                                                                                        ----------
Metals/Copper:                               0.7%
  MAGMA Copper Co.                                        A-2             8.700       May 15, 2005       1,400,000       1,510,694
                                                                                                                        ----------
Diversified Companies:                       0.0%
  Whitman Corporation                                     BAA-2/BBB+      7.500       Feb 01, 2003         100,000         106,485
                                                                                                                        ----------
     TOTAL U.S. CORPORATE BONDS,
     (COST: $136,025,588)                                                                                             $137,065,504
                                                                                                                       -----------
Non-U.S. Corporate Bonds:                    3.1%
  BHP Finance, Inc.                                       A-3/A           6.420       Mar 01, 2026      $2,000,000      $2,000,504
  Petro GeoServices 144A, (B)                             BBB             6.250       Nov 19, 2003       5,000,000       4,982,935
                                                                                                                       -----------
     TOTAL NON-U.S. CORPORATE BONDS,
     (COST: $6,985,872)                                                                                                 $6,983,439
                                                                                                                       -----------
TOTAL INVESTMENTS, BOND FUND
     (COST: $224,862,908)                                                                                             $225,198,714
                                                                                                                       ===========

                                    BOND FUND
                      Investments in Securities (Continued)
                                December 31, 1998

BOND FUND INVESTMENTS, CONTINUED:
Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At December 31, 1998, the cost of securities for federal income tax purposes was $224,862,908. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation..................................... $1,826,875
  Gross unrealized depreciation.................................... (1,491,069)
                                                                      ---------
  Net unrealized depreciation.......................................   $335,806
                                                                      =========
***This security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(B) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On December 31, 1998, the total market value of these investments was $27,812,875 or 12.2% of total net assets.

(C) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Public Limited Company

                                                           MONEY MARKET FUND
                                                       Investments in Securities
                                                           December 31, 1998

                                             % Net    Quality Rating   Annualized       Maturity            Par
MONEY MARKET FUND INVESTMENTS:              Assets     (Unaudited)*       Yield           Date            Amount            Value
Short-Term Investments:
Commercial Paper:                            73.2%
  American General Finance Corp.                          A-1/P-1         5.290       Jan 19, 1999      $2,000,000      $1,994,860
  Associates Corp NA                                      A-1+/P-1        5.280       Mar 01, 1999       2,500,000       2,478,981
  Bell South Telecom Inc.                                 A-1+/P-1        5.260       Jan 20, 1999       1,140,000       1,136,901
  Bell South Telecom Inc.                                 A-1+/P-1        5.490       Jan 20, 1999         635,000         633,190
  Caterpillar Financial Services                          A-1/P-1         5.510       Jan 04, 1999       2,000,000       1,999,108
  Coca-Cola Co.                                           A-1+/P-1        5.090       Mar 23, 1999       2,100,000       2,076,611
  Consolidated Natural Gas                                A-1+/P-1        5.250       Jan 25, 1999       1,000,000         996,580
  Deere & Company                                         A-1/P-1         5.170       Jan 26, 1999       2,000,000       1,993,014
  Ford Motor Credit Company                               A-1/P-1         5.290       Feb 02, 1999       2,400,000       2,389,013
  General Electric Capital Corporation                    A-1+/P-1        5.700       Jan 07, 1999       1,000,000         999,087
  General Electric Capital Corporation                    A-1+/P-1        5.440       Jan 07, 1999       1,300,000       1,298,856
  General Mills Inc                                       A-1/P-1         5.360       Jan 04, 1999         479,000         478,790
  General Motors Acceptance Corporation                   A-1/P-1         5.460       Jan 21, 1999         500,000         498,520
  General Motors Acceptance Corporation                   A-1/P-1         4.880       Jun 28, 1999       2,200,000       2,148,875
  Goldman Sachs Group                                     A-1+/P-1        5.420       Feb 23, 1999       2,300,000       2,282,291
  Household Finance                                       A-1/P-1         5.170       Jan 05, 1999       1,000,000         999,440
  Household Finance                                       A-1/P-1         5.290       Jan 05, 1999       1,000,000         999,426
  Lucent Technologies                                     A-1/P-1         5.120       Jan 28, 1999       1,000,000         996,250
  Lucent Technologies                                     A-1/P-1         5.200       Feb 26, 1999       1,600,000       1,587,356
  McGraw-Hill Companies                                   A-1/P-1         5.160       Mar 24, 1999       2,400,000       2,372,557
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.300       Jan 26, 1999       1,500,000       1,494,635
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.150       Mar 24, 1999       1,000,000         988,611
  Morgan Stanley, Dean Witter, Discover
     and Co.                                              A-1/P-1         5.300       Feb 12, 1999       2,000,000       1,987,983
  Motorola Credit Corp                                    A-1+/P-1        5.280       Jan 28, 1999       2,500,000       2,490,344
  Norwest Financial                                       A-1/P-1         5.580       Jan 12, 1999       2,000,000       1,996,712
  Walt Disney Company                                     A-1/P-1         5.050       Feb 08, 1999       2,000,000       1,989,635
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER,
     AT COST                                                                                                           $41,307,626
                                                                                                                        ----------
Quasi-Government/Government Sponsored:       19.6%
  Federal Home Loan Bank Discount Notes                                   4.720       Mar 17, 1999      $2,000,000      $1,980,958
  Federal Home Loan Bank Discount Notes                                   5.000       Apr 30, 1999       2,500,000       2,459,920
  Federal Home Loan Mortgage Discount Notes                               4.720       Mar 12, 1999       1,500,000       1,486,671
  Federal Home Loan Mortgage Discount Notes                               5.130       Feb 18, 1999       1,000,000         993,320
  Federal Home Loan Mortgage Discount Notes                               5.150       Feb 26, 1999       1,702,000       1,688,709
  Federal Farm Credit Discount Notes                                      5.620       Feb 25, 1999         475,000         471,132
  Federal Farm Credit Discount Notes                                      4.900       Jun 01, 1999       1,000,000         980,160
  Federal National Mortgage Association                                   5.080       Mar 10, 1999       1,000,000         990,650
                                                                                                                        ----------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED,  AT COST                                                                                               $11,051,520
                                                                                                                        ----------
Government Guaranteed:                       5.3%
  U.S. Treasury Bill                                                      5.240       Feb 04, 1999      $3,000,000      $2,985,763
                                                                                                                        ----------
                                                                                                          Shares            Value
Investment Company:                          1.9%
  State Street Prime Money Market                                         5.190                          1,093,659      $1,093,660
                                                                                                                        ----------
     TOTAL INVESTMENTS, MONEY MARKET
     FUND AT COST                                                                                                      $56,438,569
                                                                                                                        ==========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

                                                          TREASURY 2000 FUND
                                                       Investments in Securities
                                                           December 31, 1998

                                            % Net                       Interest        Maturity        Principal
TREASURY 2000 FUND INVESTMENTS:             Assets                        Rate            Date            Amount          Value
Government Guaranteed - U.S.:
   U.S. Treasury Strip (Cost $1,616,561)*   100.1%                        6.900       Nov 15, 2000      $2,000,000     $1,837,294
                                                                                                                        =========

Notes to investments in securities:

Values of investment securities are determined as described in Note 2 of the financial statements.

Interest rate on stripped Treasury Security represents annualized yield to maturity at date of purchase.

*At December 31, 1998, the cost of securities for federal income tax purposes was $1,616,561. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
  Gross unrealized appreciation....................................... $220,733
  Gross unrealized depreciation.............. .......................        --
                                                                       --------
  Net unrealized appreciation......................................... $220,733
                                                                       ========

                                                           ULTRA SERIES FUND
                                                       Statements of Operations
                                                     Year Ended December 31, 1998

                                             Capital      Growth and                                       Money          Treasury
                                          Appreciation   Income Stock      Balanced         Bond           Market           2000
                                          Stock Fund        Fund            Fund            Fund           Fund             Fund
Investment income (note 2):
  Interest income                           $1,137,243     $1,458,228     $12,156,177    $13,419,620     $2,454,777        $114,238

  Dividend income                            4,810,528     11,188,272       2,572,782             --             --              --
                                           -----------    -----------     -----------    -----------      ---------        --------
    Total income                             5,947,771     12,646,500      14,728,959     13,419,620      2,454,777         114,238
                                           -----------    -----------     -----------    -----------      ---------        --------
Expenses (note 4):

  Management fees                            4,287,520      4,275,173       2,631,828      1,135,607        202,445           7,946

  Trustees' fees                                 3,782          6,787           3,619          1,322            478              --

  Audit fees                                     5,994         10,179           5,382          2,112            693              --
                                           -----------    -----------     -----------    -----------      ---------        --------
    Total net expenses                       4,297,296      4,292,139       2,640,829      1,139,041        203,616           7,946
                                           -----------    -----------     -----------    -----------      ---------        --------
   Net investment incomes                    1,650,475      8,354,361      12,088,130     12,280,579      2,251,161         106,292

Realized and unrealized gain (loss)
  on investments (notes 2 and 3):

  Realized gain (loss) on investments:

   Proceeds from sale of investments and
    principal pay downs (notes 2 and 3):   106,002,318    127,994,232     292,869,418    303,044,744      6,411,577              --

   Cost of investments sold               (90,926,633)   (93,703,097)   (295,345,860)  (302,885,556)    (6,411,577)              --
                                           -----------    -----------     -----------    -----------      ---------        --------
  Net realized gain (loss) on investments   15,075,685     34,291,135     (2,476,442)       159,188              --              --
                                           -----------    -----------     -----------    -----------      ---------        --------
  Net change in unrealized appreciation
   or depreciation on investments           86,357,794     73,755,119      38,583,512       (85,864)             --          21,682
                                           -----------    -----------     -----------    -----------      ---------        --------
  Net gain (loss) on investments           101,433,479    108,046,254      36,107,070         73,324             --          21,682
                                           -----------    -----------     -----------    -----------      ---------        --------

  Net increase in net assets
   resulting from operations              $103,083,954   $116,400,615     $48,195,200    $12,353,903     $2,251,161        $127,974
                                           ===========    ===========     ===========    ===========      =========        ========

See accompanying notes to financial statements.

                                                           ULTRA SERIES FUND

                                                  Statements of Changes in Net Assets
                                                Years Ended December 31, 1998 and 1997

                                       CAPITAL APPRECIATION               GROWTH AND INCOME
                                            STOCK FUND                       STOCK FUND                      BALANCED FUND

Operations:                           1998            1997            1998             1997            1998              1997
  Net investment income          $1,650,475        $1,059,234     $8,354,361        $5,120,623    $12,088,130        $9,624,016
   Net realized gain (loss) on
   investments                   15,075,685         5,517,238     34,291,135         9,499,009     (2,476,442)        3,792,615

  Net change in unrealized
   appreciation or depreciation
   on investments                86,357,794        40,907,564     73,755,119        84,642,706     38,583,512        25,504,114
                                -----------       -----------    -----------       -----------    -----------       -----------
   Change in net assets from
    operations                  103,083,954        47,484,036    116,400,615        99,262,338     48,195,200        38,920,745
                                -----------       -----------    -----------       -----------    -----------       -----------
Distributions to shareholders:

  From net investment income     (1,663,199)       (1,065,876)    (8,355,956)       (5,180,495)   (12,093,642)       (9,668,911)

  From realized gains on
   investments                  (14,650,506)       (5,541,711)   (30,527,402)       (9,518,672)       (19,797)       (3,841,952)

  Return of capital                      --           (43,461)            --          (118,470)            --                --
                                -----------       -----------    -----------       -----------    -----------       -----------
   Change in net assets from
    distributions               (16,313,705)       (6,651,048)   (38,883,358)      (14,817,637)   (12,113,439)      (13,510,863)
                                -----------       -----------    -----------       -----------    -----------       -----------

Class Z Share transactions
  (note 5):

  Proceeds from sale of shares   74,042,102       311,778,406    138,687,461       260,073,329     98,736,778        80,187,804

  Net asset value of shares
   issued in reinvestment of
   distributions                 16,313,705         6,651,048     38,883,358        14,817,637     12,113,439        13,510,863
                                -----------       -----------    -----------       -----------    -----------       -----------
                                 90,355,807       318,429,454    177,570,819       274,890,966    110,850,217        93,698,667

  Cost of shares repurchased     (2,947,225)       (1,742,040)   (12,049,887)       (2,041,007)    (6,743,348)       (4,029,711)
                                -----------       -----------    -----------       -----------    -----------       -----------
   Change in net assets derived
   from capital share
   transactions                  87,408,582       316,687,414    165,520,932       272,849,959    104,106,869        89,668,956
                                -----------       -----------    -----------       -----------    -----------       -----------
Increase in net assets          174,178,831       357,520,402    243,038,189       357,294,660    140,188,630       115,078,838

Net assets:

  Beginning of year             456,194,235        98,673,833    590,135,433       232,840,773    309,803,712       194,724,874
                                -----------       -----------    -----------       -----------    -----------       -----------
  End of year                  $630,373,066      $456,194,235   $833,173,622      $590,135,433   $449,992,342      $309,803,712
                                ===========       ===========    ===========       ===========    ===========       ===========
Undistributed net investment
  income included in net assets          --                --             --                --        $27,494          $ 49,986
                                ===========       ===========    ===========       ===========    ===========       ===========

See accompanying notes to financial statements.

                                                           ULTRA SERIES FUND
                                            Statements of Changes in Net Assets (Continued)
                                                Years Ended December 31, 1998 and 1997

                                             BOND FUND                    MONEY MARKET FUND               TREASURY 2000 FUND
Operations:                          1998             1997            1998             1997            1998              1997
  Net investment income         $12,280,579        $3,058,282     $2,251,161        $1,475,243       $106,292          $106,851

  Net realized gain (loss) on
   investments                      159,188            22,394             --                --             --                --

  Net change in unrealized
   appreciation or depreciation
   on investments                  (85,864)           326,623             --                --         21,682             1,846
                                -----------       -----------     ----------        ----------     ----------        ----------
   Change in net assets from
    operations                   12,353,903         3,407,299      2,251,161         1,475,243        127,974           108,697
                                -----------       -----------     ----------        ----------     ----------        ----------
Distributions to shareholders:

  From net investment income    (12,272,877)       (3,013,977)    (2,251,161)       (1,475,243)            --                --

  From realized gains on
   investments                     (155,703)         (22,394)            --                --             --                --

  Return of capital                      --                --             --                --             --                --
                                -----------       -----------     ----------        ----------     ----------        ----------
   Change in net assets from
    distributions               (12,428,580)       (3,036,371)    (2,251,161)       (1,475,243)            --                --
                                -----------       -----------     ----------        ----------     ----------        ----------
Class Z Share transactions
   (note 5):

  Proceeds from sale of shares   30,878,732       160,361,652     45,266,763        57,328,276          7,253             7,239

  Net asset value of shares
   issued in reinvestment of
   distributions                 12,428,580         3,036,371      2,249,737         1,473,088             --                --
                                -----------       -----------     ----------        ----------     ----------        ----------
                                 43,307,312       163,398,023     47,516,500        58,801,364          7,253             7,239

  Cost of shares repurchased     (3,791,053)       (1,501,306)   (32,270,164)      (38,642,199)            --                --
                                -----------       -----------     ----------        ----------     ----------        ----------

   Change in net assets derived
   from capital share
   transactions                  39,516,259       161,896,717     15,246,336        20,159,165          7,253             7,239
                                -----------       -----------     ----------        ----------     ----------        ----------
Increase (decrease) in net
   assets                        39,441,582       162,267,645     15,246,336        20,159,165        135,227           115,936

Net assets:

  Beginning of year             188,839,568        26,571,923     41,170,152        21,010,987      1,700,677         1,584,741
                                -----------       -----------     ----------        ----------     ----------        ----------
  End of year                  $228,281,150      $188,839,568    $56,416,488       $41,170,152     $1,835,904        $1,700,677
                                ===========       ===========     ==========        ==========     ==========        ==========

Undistributed net investment
  income included in net assets     $70,041           $62,339             --                --             --                --
                                ===========       ===========     ==========        ==========     ==========        ==========

See accompanying notes to financial statements.

                                                    CAPITAL APPRECIATION STOCK FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------ CAPITAL APPRECIATION STOCK FUND -----------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period             $18.85            $14.60           $12.51             $9.97           $10.00
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.06              0.07             0.13              0.14             0.16

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 3.87              4.52             2.55              2.91             0.37
                                                 ------            ------           ------            ------            ------
  Total from Investment Operations                 3.93              4.59             2.68              3.05             0.53
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.06)            (0.07)           (0.13)            (0.14)           (0.15)

   Distributions from Realized Capital Gains      (0.53)            (0.27)           (0.46)            (0.37)           (0.41)
                                                 ------            ------           ------            ------            ------
  Total Distributions                             (0.59)            (0.34)           (0.59)            (0.51)           (0.56)
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                   $22.19            $18.85           $14.60            $12.51             $9.97
===============================================================================================================================
Total Return*                                    20.90%            31.57%           21.44%            30.75%             5.44%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $630,373          $456,194          $98,674           $38,117            $9,449

Ratio of Expenses to Average Net Assets**          0.80%             0.82%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.31%             0.70%            0.96%             1.37%            1.55%

Portfolio Turnover Rate                           18.67%            17.06%           49.77%            61.32%           65.81%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83%, 0.66%, 0.75%, and 0.85% for 1997, 1996, 1995, and 1994,
   respectively.

                                                     GROWTH AND INCOME STOCK FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               -------------------------- GROWTH AND INCOME STOCK FUND ------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period             $27.20            $21.32           $18.20            $15.06           $15.51
                                                 ------            ------           ------            ------            ------
   Income from Investment Operations

   Net Investment Income                           0.34              0.31             0.34              0.37             0.32

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 4.52              6.36             3.93              4.37            (0.04)
                                                 ------            ------           ------            ------            ------
Total from Investment Operations                   4.86              6.67             4.27              4.74             0.28
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.34)            (0.32)           (0.34)            (0.37)           (0.33)

   Distributions from Realized Capital Gains      (1.16)            (0.47)           (0.81)            (1.23)           (0.40)
                                                 ------            ------           ------            ------            ------
  Total Distributions                             (1.50)            (0.79)           (1.15)            (1.60)           (0.73)
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                   $30.56            $27.20           $21.32            $18.20           $15.06
===============================================================================================================================
Total Return*                                    17.92%            31.42%           22.02%            31.75%             1.42%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $833,174          $590,135         $232,841          $102,138           $48,913

Ratio of Expenses to Average Net Assets**          0.60%             0.61%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       1.17%             1.39%            1.78%             2.28%            2.19%

Portfolio Turnover Rate                           17.69%            20.39%           40.55%            57.80%           45.36%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61%, 0.65%, 0.69%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.

                                                             BALANCED FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------------ BALANCED FUND -----------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period             $17.02            $15.29           $14.63            $12.90           $13.70
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.57              0.62             0.58              0.55             0.52

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.72              1.93             0.98              2.29            (0.56)
                                                 ------            ------           ------            ------            ------
  Total from Investment Operations                 2.29              2.55             1.56              2.84            (0.04)
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.57)            (0.63)           (0.58)            (0.55)           (0.51)

   Distributions from Realized Capital Gains        --              (0.19)           (0.32)            (0.56)           (0.25)
                                                 ------            ------           ------            ------            ------
  Total Distributions                             (0.57)            (0.82)           (0.90)            (1.11)           (0.76)
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                   $18.74            $17.02           $15.29            $14.63           $12.90
===============================================================================================================================
Total Return*                                    13.40%            16.87%           10.79%            22.27%           (0.46)%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $449,992          $309,804         $194,725          $110,969           $67,468

Ratio of Expenses to Average Net Assets**          0.70%             0.68%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       3.20%             3.81%            3.91%             4.03%            4.00%

Portfolio Turnover Rate                           78.71%            21.15%           33.48%            36.68%           28.53%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69%, 0.65%, 0.68%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.

                                                               BOND FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------------ BOND FUND ---------------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period             $10.54            $10.33           $10.63             $9.67           $10.58
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.63              0.54             0.65              0.60             0.59

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.02              0.20            (0.28)             0.96            (0.90)
                                                 ------            ------           ------            ------            ------
  Total from Investment Operations                 0.65              0.74             0.37              1.56            (0.31)
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.62)            (0.51)           (0.64)            (0.59)           (0.59)

   Distributions from Realized Capital Gains         --             (0.02)           (0.03)            (0.01)           (0.01)
                                                 ------            ------           ------            ------            ------
  Total Distributions                             (0.62)            (0.53)           (0.67)            (0.60)           (0.60)
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.57            $10.54           $10.33            $10.63            $9.67
===============================================================================================================================
Total Return*                                     6.18%             7.45%            2.86%            16.37%           (3.06)%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $228,281          $188,840          $26,572           $13,725            $7,867

Ratio of Expenses to Average Net Assets**          0.55%             0.56%            0.65%             0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       5.94%             6.50%            6.25%             6.08%             6.03%

Portfolio Turnover Rate                          142.98%            30.71%           25.67%            14.74%            11.97%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57%, 0.67%, 0.68%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.

                                                           MONEY MARKET FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------------ MONEY MARKET FUND -------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.05              0.05             0.05              0.05             0.03
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income       (0.05)            (0.05)           (0.05)            (0.05)           (0.03)
                                               --------------------------------------------------------------------------------
Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
===============================================================================================================================
Total Return*                                     4.61%             4.75%            5.17%             5.21%             3.34%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $56,416           $41,170          $21,011           $11,374            $7,799

Ratio of Expenses to Average Net Assets**         0.45%             0.50%            0.65%             0.65%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      4.99%             5.05%            4.74%             5.17%             3.66%
===============================================================================================================================

For the Money Market Fund, the "seven-day average" yield for the seven days ended December 31, 1998, was 4.65% and the "effective" yield for that period was 4.76%.

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51%, 0.67%, 0.73%, and 0.78% for 1997, 1996, 1995, and 1994,
   respectively.

                                                          TREASURY 2000 FUND
                                                         Financial Highlights
                                                        Year Ended December 31

                                               ------------------------------ TREASURY 2000 FUND ------------------------------
(For a share outstanding throughout the period)   1998              1997             1996              1995             1994
Net Asset Value, Beginning of Period              $9.24             $8.64            $8.47             $7.00            $7.53
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income                           0.58              0.58             0.58              0.58             0.53

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.11              0.02            (0.41)             0.89            (1.06)
                                                 ------            ------           ------            ------            ------
  Total from Investment Operations                 0.69              0.60             0.17              1.47            (0.53)
                                               --------------------------------------------------------------------------------
  Distributions

   Distributions from Net Investment Income          --                --               --                --                --

   Distributions from Realized Capital Gains         --                --               --                --                --
                                                 ------            ------           ------            ------            ------
  Total Distributions                                --                --               --                --                --
                                               --------------------------------------------------------------------------------

Net Asset Value, End of Period                    $9.93             $9.24            $8.64             $8.47            $7.00
===============================================================================================================================
Total Return*                                     7.52%             6.85%            2.10%            20.99%           (7.12)%
===============================================================================================================================
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $1,836            $1,701           $1,585            $1,545            $1,272

Ratio of Expenses to Average Net Assets           0.45%             0.45%            0.45%             0.45%             0.45%

Ratio of Net Investment Income to Average
  Net Assets                                      6.01%             6.56%            7.03%             7.40%             7.50%
===============================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                                ULTRA SERIES FUND
                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with six investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 1998, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     (a) Valuation of Investment Securities

         Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of trustees in good faith at fair value.

         Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

         Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available. In circumstances where prices are not available from the fund's pricing service, securities may be valued using market quotations obtained from one or more dealers or a quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined on a daily basis based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, advisory/administrative, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund will be declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of ordinary income from the Capital Appreciation Stock Fund, Growth and Income Stock Fund, Bond Fund, and Balanced Fund will be declared and reinvested quarterly in additional full and fractional shares of the respective funds. All net realized capital gains of these funds, if any, will be declared and reinvested at least annually. The Treasury 2000 Fund will utilize an annual consent dividend procedure which provides the fund with the deduction for dividends constructively paid to shareholders.

     (c) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

         Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

         For federal income tax purposes, at December 31, 1998, the Balanced Fund had a capital loss carryover of $2,476,442 that will expire in the year 2006 if not offset by subsequent capital gains. It is unlikely that the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

         The statements of assets and liabilities, as a result of certain book-tax differences, reflect the following reclassification adjustments:

                                                                    Capital        Growth and                          Treasury
                                                                 Appreciation     Income Stock        Balanced           2000
                                                                  Stock Fund          Fund              Fund             Fund
Increase (Decrease) in undistributed net investment income         $12,724          $1,595           ($16,980)        ($106,292)
Increase (Decrease) in accumulated net realized
gain (loss) on investments                                        ($12,724)        ($1,595)           $16,980              --
Increase additional paid-in capital                                   --               --                --            $106,292

      (d)Security Transactions and Investment Income

         Security transactions are recorded on the trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Interest, including amortization of premium and discount, is accrued daily and dividend income is recorded on the ex-dividend date.

     (e) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term securities for all funds except Money Market) for each fund during the year ended December 31, 1998, were as follows:

                                             Capital       Growth and                                      Money       Treasury
                                          Appreciation    Income Stock       Balanced        Bond         Market         2000
                                           Stock Fund         Fund             Fund          Fund          Fund          Fund
  Total costs of securities purchased   $181,315,505     $276,619,830    $413,924,975  $342,207,737   $398,291,967     $     --
                                          ==========      ===========     ===========    ==========    ===========     ========
  Total proceeds received on security
  sales and principal paydowns          $100,026,853     $125,952,187    $296,571,119  $296,047,051   $385,466,018     $     --
                                          ==========      ===========     ===========    ==========    ===========     ========

(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with CIMCO Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each portfolio at the following annual rates:

              Capital Appreciation Stock             0.80%
              Growth and Income Stock                0.60%
              Balanced                               0.70%
              Bond                                   0.55%
              Money Market                           0.45%
              Treasury 2000                          0.45%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     In addition to the unified investment advisory fee, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     All capital shares outstanding at December 31, 1998, are owned by separate investment accounts of CUNA Mutual Life.

     Certain officers and directors of the Fund are also officers of CUNA Mutual Life or CIMCO Inc. During the twelve-month period ended December 31, 1998, the Fund made no direct payments to its officers and paid trustees' fees of approximately $15,988 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc.("CBS"), and affiliated company, or other registered broker-dealers authorized by CBS. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

 (5) Share Activity

     Transactions in Class Z Shares of each fund for the years ended December 31, 1998 and 1997, were as follows:

                                            Capital        Growth and                                     Money        Treasury
                                         Appreciation     Income Stock      Balanced         Bond        Market          2000
                                          Stock Fund          Fund            Fund           Fund         Fund           Fund

Shares outstanding at December 31, 1996   6,759,264    10,919,647      12,737,422      2,573,070    21,010,987        183,351

Shares sold, including reinvestment
       of dividends                      17,535,010    10,850,472       5,705,061     15,479,381    58,801,364            787

Shares repurchased                         (93,915)      (77,316)       (243,133)      (143,139)  (38,642,199)            --
                                         ---------     ---------       ---------      ---------    ----------        -------
Shares outstanding at December 31, 1997  24,200,359    21,692,803      18,199,350     17,909,312    41,170,152        184,138

Shares sold, including reinvestment
       of dividends                       4,353,976     5,984,581       6,194,436      4,043,397    47,516,500            732

Shares repurchased                        (142,237)     (413,009)       (375,123)      (353,989)  (32,270,164)            --
                                         ---------      ---------       ---------      ---------    ----------        -------
Shares outstanding at December 31, 1998  28,412,098    27,264,375      24,018,663     21,598,720    56,416,488        184,870
                                         ---------      ---------       ---------      ---------    ----------        -------

                                ULTRA SERIES FUND
                          Independent Auditors' Report

The Board of Trustees and Shareholders
Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Capital Appreciation Stock Fund, Growth and Income Stock Fund, Balanced Fund, Bond Fund, Money Market Fund and Treasury 2000 Fund (funds within Ultra Series Fund) as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Stock Fund, Growth and Income Stock Fund, Balanced Fund, Bond Fund, Money Market Fund and Treasury 2000 Fund as of December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
February 5, 1999

                                ULTRA SERIES FUND
                              Officers and Trustees

OFFICERS

Michael S. Daubs, President
Lawrence R. Halverson, Vice President/Secretary
Michael G. Joneson, Chief Accounting Officer, Treasurer and Assistant Secretary Robert M. Buckingham, Chief Financial Officer/Assistant Secretary


BOARD OF TRUSTEES

Gwendolyn M. Boeke
Michael S. Daubs
Alfred L. Disrud
Lawrence R. Halverson

Keith S. Noah
Thomas C. Watt